Confidential Treatment has been requested for certain portions of this Agreement that have been redacted in this Exhibit. These portions are indicated by an asterisk (*). The omitted portions of this Agreement have been separately filed with the Securities and Exchange Commission.

                           Product Purchase Agreement

                                     between

                             Verizon Services Corp.

                                       and

                         TII Network Technologies, Inc.






                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

1.   PARTIES 1

2.   TERM 1

3.   DEFINITIONS 1

4.   SCOPE 3

5.   CUSTOMER'S OPTIONS UNDER THE AGREEMENT 3

6.   SOFTWARE LICENSE 3

7.   PRICE AND TERMS OF PAYMENT 3

8.   PURCHASE   ORDERS;   CANCELLATION   OF  PURCHASE   ORDERS;   REVOCATION  OF
     ACKNOWLEDGEMENT6

9.   PAYMENT TERMS, BILLING 7

10.  INVENTORY RETURN 7

11.  RECORDS AND REPORTS 7

12.  BAR CODING 8

13.  ELECTRONIC PURCHASING 8

14.  PRECEDENCE OF DOCUMENTS 9

15.  DELIVERY 9

16.  BILL OF SALE 10

17.  INSPECTION AND ACCEPTANCE 11

18.  PRODUCT WARRANTIES, SERVICES AND SUPPORT 11

19.  INFORMATION AND INTELLECTUAL PROPERTY 18

20.  CUSTOMER'S PROPERTY AND TOOLING 19

21.  COMPLIANCE WITH LAWS 13

22. FORCE MAJEURE 14

23. ASSIGNMENT 15

24. TAXES 21


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                         Verizon's written permission.

25. PLANT AND WORK RULES AND RIGHT OF ACCESS 17

26. INDEMNIFICATION 17

27. INSURANCE 24

28. INFRINGEMENT 25

29. CUSTOMER LIMIT OF LIABILITY 26

30. RELATIONSHIP OF PARTIES 20

31. TERMINATION 21

32. DISPUTE RESOLUTION 22

33. NOTICES 22

34   NO HAZARDOUS PRODUCT OR COMPONENTS 34

35.  GOVERNMENT CONTRACT PROVISIONS 23

36.  QUALITY 30

37.  STANDARDIZATION 30

38.  NONWAIVER 24

39.  SEVERABILITY 24

40   SECTION HEADINGS 24

41.  SURVIVAL OF OBLIGATIONS 24

42.  CHOICE OF LAW AND JURISDICTION 25

43.  ENTIRE AGREEMENT 25

44.  SIGNATURES 25


                                       ii

                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

EXHIBITS AND ATTACHMENTS

EXHIBIT A: AFFILIATES VERIZON WEST (PRIOR GTE AFFILIATED COMPANIES)

EXHIBIT B          COMPONENTS OF PRODUCT AND SERVICES

         ATTACHMENT B-1: DETAILED DESCRIPTION OF PRODUCT AND SERVICES

         ATTACHMENT B-2:  PRODUCT AND SERVICE PRICES

         ATTACHMENT B-3  PRODUCT DELIVERY INTERVAL

EXHIBIT C   PURCHASE FOR RESALE - LICENSE WARRANTY AND PRODUCT SUPPORT-
            NOT APPLICABLE

EXHIBIT D:  PURCHASE FOR INTERNAL USE, WARRANTY AND PRODUCT SUPPORT

         ATTACHMENT D-1    WARRANTY PERIOD

         ATTACHMENT D-2    PRODUCT REPAIR RATES - NOT APPLICABLE

         ATTACHMENT  D-3   REPAIR PARTS PRICING - NOT APPLICABLE

         ATTACHMENT D-4    SELLER'S WORKING HOUR SCHEDULE AND CONTACT
                INFORMATION

         ATTACHMENT  D-5   ON-SITE ASSISTANCE RATES

         ATTACHMENT  D-6   TRAINING  TERMS AND STANDARDS

         ATTACHMENT  D-7   TRAINING PRICES

         ATTACHMENT  D-8   DISCLOSURE OF POTENTIAL DEFECTS

EXHIBIT E:  ELECTRONIC PURCHASING

         ATTACHMENT  E-1   ELECTRONIC DATA INTERCHANGE (EDI)

         ATTACHMENT E-2    E-PROCUREMENT ARIBA TRANSACTIONS - NOT APPLICABLE

         ATTACHMENT E-3    SELLER CIF REQUIREMENTS - NOT APPLICABLE

         ATTACHMENT E-4    SELLER PUNCHOUT REQUIREMENTS - NOT APPLICABLE

EXHIBIT F:  PRIMARY SELLER COMPLIANCE WITH MINORITY,  WOMAN-OWNED,
                  DISABLED AND VIETNAMERA VETERAN BUSINESS
                  ENTERPRISES (MWDVBE) UTILIZATION


                                      iii

                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

         ATTACHMENT F-1    MWDVBE CONTRACT COMPLIANCE

EXHIBIT G: VERIZON LOGISTICS AND NETWORK SERVICES TRANSPORTATION AND ROUTING
                INSTRUCTIONS AND REQUIREMENTS

         ATTACHMENT G-1 VERIZON SHIPPING INSTRUCTIONS -  VERIZON LOGISTICS AND
                VERIZON NETWORK SERVICES

         ATTACHMENT G-2 VERIZON TRANSPORTATION ROUTING INSTRUCTION

         ATTACHMENT G-3 OCEAN CONTAINER PLANNING AND LOADING PROCEDURE -
                NOT APPLICABLE

         ATTACHMENT G-4  VERIZON - SUPPLIER ROUTING INSTRUCTIONS

         ATTACHMENT G-5 STATE TO STATE GRID

EXHIBIT H:  QUALITY STANDARDS, PROCEDURES AND COMPLAINTS

         ATACHMENT H-1 QUALITY STANDARDS, PROCEDURES AND COMPLAINTS

         ATTACHMENT H-2    TL9000 REQUIREMENTS

EXHIBIT I  PERFORMANCE COMPENSATION PAYMENTS - PRODUCT AVAILABILITY

EXHIBIT J - BILLING VERIFICATION & AUTHORIZATION FOR PAYMENT PROCESS (BVAPP) -
                NOT APPLICABLE

EXHIBIT K  STANDARDIZATION VERIZON

         ATTACHMENT K-1 STANDARDIZATION VERIZON EAST

         ATTACHMENT K-2 STANDARDIZATION VERIZON WEST



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                                     NOTICE

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                         Verizon's written permission.

                           PRODUCT PURCHASE AGREEMENT

1.       PARTIES

(a) This Product Purchase Agreement (Agreement) is made between TII Network Technologies, Inc., a Delaware corporation, with offices at 1385 Akron Street, Copiague, New York 11726 ("Seller") and Verizon Services Corp., ("Customer"), a Delaware corporation, with offices at 240 East 38th Street New York, New York 10016, for the benefit of itself and its Affiliated Entities defined in this Agreement and listed at EXHIBIT A hereof entitled "AFFILIATES: VERIZON WEST (PRIOR GTE AFFILIATED COMPANIES)", which may be changed by Customer upon written notice to Seller.

(b) An Affiliate that issues an Order hereunder shall also be a Customer and may enforce the terms and conditions of this Agreement with respect to any Product or Service purchased by such Affiliate as though it were a direct signatory to the Agreement.

2.       TERM

(a) Effective date and Term. This Agreement shall be effective on April 1, 2005 and shall continue in effect until March 31, 2010 unless earlier terminated or extended. This Agreement shall be automatically terminated unless renewed by the mutual written agreement of the parties prior to the expiration of the term.

(b) Existing Purchase Orders Continue. The termination or expiration of this Agreement shall not affect the obligations of either party to the other under existing Purchase orders (POs) issued pursuant to this Agreement (except to the extent orders are terminated or modified in accordance with the Section 8 hereof entitled "PURCHASE ORDERS"), but such POs shall continue in effect as if this Agreement has not been ended.

3.       DEFINITIONS

         The terms defined in this Section shall have the meanings set forth below whenever they appear in this Agreement, unless the context in which they are used clearly requires a different meaning or a different definition is described for a particular Section or provision:

(a) "Affiliate" means, at any time, and with respect to any corporation, person or other entity, any other corporation, person or entity that at such time, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first corporation, person, or other entity. As used in this definition, "Control" means (a) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a corporation, person or other entity, whether through the ownership of voting securities, or by contract or otherwise, or (b) direct or indirect ownership in the aggregate of twenty percent (20%) or more of any class of voting or equity interests in the other corporation, person or entity. Affiliate shall also include those companies identified in EXHIBIT A hereof entitled "AFFILIATES VERIZON WEST (PRIOR GTE AFFILIATED COMPANIES)", which may be changed by Customer upon written notice.

                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

         Orders for Products or Services under this Agreement may be placed by any Customer Affiliate. A Customer Affiliate that obtains or uses any Product or Service shall be entitled to all of the rights and benefits afforded to Customer under this Agreement and may enforce this Agreement in its own name.

(b) "Order" means a purchase order, or other written communication and/or electronic transmission that Customer may deliver to Seller for the purchase of Product and/or Service.

(c) "Product" means all goods, supplies, materials, parts, components, and assemblies, and documentation described in ATTACHMENT B-1 hereof entitled "DETAILED DESCRIPTION OF PRODUCTS AND SERVICES."

(d) "Specifications" shall mean specifications for the Product or Service as set forth in an Order, as well as Seller's then current published specifications and user documentation, and Customer's requirements as set forth in the exhibits hereto or otherwise communicated to Seller, and applicable industry and government requirements.

4.       SCOPE

(a) This Agreement is for the benefit of all U. S. and foreign Affiliates of Customer. Customer may purchase for its own use, to provide services to third parties, or for distribution, Seller's Product. Reference to "Customer" shall include Affiliates.

(b) This Agreement is nonexclusive and shall not be construed to require Customer to purchase any specific amount of Product from Seller or to require Customer to sell any, all or a portion of Product it orders, or restrict the purchase, resale and/or distribution of Product to any geographic area. This is an "as ordered" agreement.

(c) This Agreement does not by itself order any Product. Customer shall order Product by submitting an Order and Seller shall fulfill the Order as specified in Section 8 for (i) Product listed in ATTACHMENT B-2 hereof entitled "PRODUCT AND SERVICES PRICES" at the prices specified and (ii) other Product or Service for which Seller accepts an Order at the price as quoted to Customer in writing.

(d) In order to facilitate international purchases of Products, the parties may find it convenient to enter into separate agreements between Seller and Customer and/or their respective affiliates authorized to conduct, or to negotiate for the right to conduct, business in foreign countries. The parties agree to use their best commercially reasonable efforts, to assure that the terms and conditions of any such agreements are consistent with the terms and conditions of this Agreement, subject to applicable requirements of local law and business practice.

(e)      This is not an exclusive dealings agreement.

(f) The Product Delivery Interval is set forth in ATTACHMENT B-3 hereof entitled "PRODUCT DELIVERY INTERVAL" of EXHIBIT B hereof entitled "COMPONENTS OF PRODUCT AND SERVICES."


                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

5.       CUSTOMER'S OPTIONS UNDER THE AGREEMENT

(a) Internal Use. If Customer orders Product for internal use, then the provisions of EXHIBIT D hereof entitled "PURCHASE FOR INTERNAL USE - WARRANTY AND PRODUCT SUPPORT," shall apply. Internal use includes use by Customer, its Affiliates, employees, agents and subcontractors, and use whereby Customer provides services to third parties in the normal course of its business.

6.       SOFTWARE LICENSE - NOT APPLICABLE

7.       PRICE AND TERMS OF PAYMENT

7.1      PRICES PRODUCTS AND SERVICES

(a) Prices. Products and Services will be furnished by Seller in accordance with the prices stated in ATTACHMENT B-2 hereof entitled "PRODUCT AND SERVICE PRICES." All costs and prices identified include full compliance with all terms and conditions of this Agreement. Such prices shall be applicable to Orders issued to Seller by Customer at the location and by the method agreed to by the parties.

(b) Increase During Term. Seller shall not, during the term of this Agreement, increase the prices for PRODUCT or SERVICES specified in ATTACHMENT B-2 hereof entitled "PRODUCT AND SERVICES PRICES."

(c) Reductions. Price reductions may be initiated by Seller at any time. Any price decrease shall be effective immediately upon announcement by Seller and shall apply to all Orders that have not been processed by Customer for payment to Seller. In addition, Customer shall receive credit or refund, at Customer's option, within thirty (30) days, for the difference between the price paid by Customer and the reduced price for all affected Products still in customer's inventory.

(d) Continuous Improvements. Seller and Customer shall identify areas for Seller's continuous improvement in cost, quality, and service over the term of this Agreement. Seller shall afford Customer the ability to realize such improvement including price reductions.

(e) New Technology Replacement. Customer and Seller recognize that Seller may develop and market new Product ("New Technology") that are designed to enhance or replace the Product provided for in this Agreement. Seller agrees to include the New Technology as part of its Product offerings within the terms provided for in this Agreement, and at a price for comparable, successor, or substitute features and functionality, no greater than the pricing, for Product or Purchase volumes stated within this Agreement, subject to the following:

         Seller

                  1. New Technology shall only be furnished to Customer pursuant to a written amendment hereto and for former GTE companies in accordance with section 6 entitled "Product Changes" of ATTACHMENT K-2 hereof

                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

                           entitled STANDARDIZATION - VERIZON WEST", and for former Bell Atlantic companies in accordance with section 1 entitled "Changes to Hardware or Software/Product Change Notices" of ATTACHMENT K-1 hereof entitled "STANDARDIZATION - VERIZON EAST" including the notice requirements therein, except that price reductions may be made at any time.

                  2. New Technology shall be priced at the same or lower price for comparable, or successor, substitute features and functionality, as the replaced Product in accordance with the mutual goal of Continuous Improvement.

                  3. In the event New Technology will cause the Seller to incur greater per-unit costs compared to current Product but will offer substantially increased capacity or features which will allow Customer to reduce its total costs or offer more services such that Seller believes a price increase is justified, then:

                           3(i). Seller shall provide to Customer a written detailed explanation of such proposed price increase including a breakdown of the additional costs incurred by the Seller in
                                    providing   such   Product   and  how   such
                                    additional features or capacity shall help reach the goal of Continuous Improvement.

                           3(ii). Seller shall ensure continued availability of the current Product during the Term at the same or lower price as stated in EXHIBIT B-3 hereof entitled "PRODUCT DELIVERY INTERVAL" unless otherwise agreed to pursuant to a written amendment to this Agreement.

                  4. All such proposed changes to ATTACHMENT B-3 hereof entitled "PRODUCT DELIVERY INTERVAL" shall be subject to Customer's written Agreement evidenced by a written amendment to this Agreement .

(f) New Technology Additions Seller may propose the addition of New Technology to ATTACHMENT B-1 hereof entitled "DETAILED DESCRIPTION OF PRODUCT AND SERVICE" which is not intended to replace or upgrade current PRODUCT("New Technology Addition"). Seller shall provide a detailed written explanation of how such New Technology Addition will meet the joint goal of Continuous Improvement. All proposed New Technology Additions shall only be furnished to Customer pursuant to a written Amendment to this Agreement or pursuant to a separate written agreement between the parties.

7.2      FIRM PRICE QUOTE - NOT APPLICABLE

7.3      MOST FAVORED CUSTOMER

(a) Seller represents that all of the prices, warranties, benefits, terms and conditions granted to Customer by Seller hereunder will be as favorable as the prices, warranties, benefits,


                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

         terms and conditions granted to Seller's other commercial customers under like or similar circumstances.

(b) If at any time during the term of this Agreement, Seller shall offer more favorable prices, warranties, benefits, terms, or conditions for substantially the same or similar Product or Services as those provided hereunder, then:

                  1. Seller shall, within thirty (30) days after the effective date of such offering, notify Customer of such fact in accordance with Section 33 hereof, entitled "NOTICES", and offer Customer the more favorable offering and negotiate any additional differentiating factors; and

                  2. This Agreement and all applicable Orders shall be deemed to be automatically amended, effective retroactively to the effective date of the more favorable offering, and Seller shall provide the same prices, warranties, benefits, terms and conditions to Customer; and

                  3. Customer shall have the right to decline to accept the offering, in which event such automatic amendment shall be deemed to be void.

(c) Seller's compliance with this clause shall be subject, at Customer's option, to independent verification in accordance with the Section 11 hereof, entitled "RECORDS AND REPORT."

7.4      DISTINGUISH PAYMENT AND ACCEPTANCE.

         Payment by Customer of such invoices does not mean or imply that the Product has been accepted and does not impair or limit in any way
         Customer's full rights and remedies which shall be and remain as set forth hereof.

7.5      INVOICES FOR FIRM PRICE QUOTES - NOT APPLICABLE

7.6      CRITICAL MILESTONES

         Seller agrees to the schedule attached hereto as EXHIBIT B hereof with ATTACHMENTS B-1 hereof entitled "DETAILED DESCRIPTION OF PRODUCT AND SERVICES", B-2 hereof entitled "PRODUCT AND SERVICE PRICES", and B-3 hereof entitled "PRODUCT DELIVERY INTERVAL", which set forth certain "Critical Performance Milestones" which must occur as part of the Project and the dates by which Seller has represented that each of the products will be available to Buyer (the "Critical Performance Dates"). In the event Seller fails to meet a Critical Performance Date, Seller shall be considered in breach of contract and shall be liable to compensate Customer in accordance with EXHIBIT I hereof entitled "PERFORMANCE COMPENSATION PAYMENTS."

7.7      FEATURE AVAILABILITY

(a) Seller shall make any new features and innovations in architecture or functionality in the PRODUCT, available to Customer during the term of this Agreement.


                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

8.       PURCHASE  ORDERS;   CANCELLATION  OF  PURCHASE  ORDERS,  REVOCATION  OF
         ACKNOWLEDGEMENT

(a) An Order may be mailed, sent by facsimile transmission or electronic data interchange (EDI). Prior to initiating an EDI transaction, the parties will execute an EDI Trading Agreement which will set forth the terms and conditions of EDI transactions (attached as ATTACHMENT E-1 hereof entitled "ELECTRONIC DATA INTERCHANGE (EDI)").

(b) Seller shall be obligated to acknowledge Orders within ten (10) days of receipt, without conditioning such acknowledgement on the acceptance by Customer of any terms inconsistent with or in addition to those set forth in this Agreement. Upon acknowledgement, the Order and related acknowledgement shall constitute a binding contract for the purchase and sale of the applicable Product governed by the provisions of this Agreement, as such provisions may be modified as provided herein.

(c) Seller may enforce each Order only against the Affiliate that has submitted the Order. Default by an Affiliate shall not affect any other Affiliate party to this Agreement.

(d) If an Affiliate shall be in material breach or default of this Agreement, including, but not limited to, timely payment for Product purchased and such breach shall continue for a period of thirty (30) days after receipt of Seller's written notice, then, in addition to all other rights and remedies of law or equity or otherwise, Seller shall have the right to suspend delivery of Product on outstanding Orders or revoke existing acknowledgements only with respect to such Affiliate.

(e) If Seller shall be in material breach or default of this Agreement, and such breach shall continue for a period of thirty (30) days after Seller's receipt of Customer's written notice thereof, then, in addition to all other rights and remedies of law or equity or otherwise, Customer shall have the right to immediately cancel all applicable Orders without any obligation or liability to Seller for said cancellation. However, if Seller fails to tender delivery of Product on the respective date agreed upon or as set forth in Seller's acknowledgement, then Customer shall have the right to immediately cancel all applicable Orders without further obligation or liability to Seller for said cancellation with the exception of Seller's inventories of Product which are private labeled for Customer and not saleable elsewhere, or any obligation to provide Seller a time period to cure said breach.

(f) Unless specified otherwise in an Exhibit or Attachment to this Agreement, Customer may reschedule Orders for convenience, in whole or in part, without obligation or liability, by providing written notice to Seller at least ten (10) days before scheduled ship date of Product or date Service is to be rendered.

(g) Existing Purchase Orders Continue. The termination or expiration of this Agreement shall not affect the obligations of either party to the other under existing Purchase Orders (POs) issued pursuant to this Agreement (except to the extent orders are terminated or modified in accordance with the Section entitled "PURCHASE ORDERS"), but such POs shall continue in effect as if this Agreement had not been ended.


                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

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(h)      Change Order.  Customer may, by issuing a written document labeled as a
         "Change Order", make changes to a PO. If any change required by a Change Order alters the value of the Products ordered, Seller shall promptly notify Customer and Seller shall adjust the price accordingly. If the amount of the price adjustment is not specified in this Agreement, then the amount of any change in price caused by the adjustment may be no greater than Seller's reasonable documentable increased costs and expenses. Seller shall notify Customer within three
         (3) business days of Seller's receipt of a Change Order if the Change Order will cause an increase in price. Customer may, at its discretion, agree to the changed price or withdraw the underlying Change Order.

9.       PAYMENT TERMS, BILLING

(a) Payment Due Date. Payment for Product shall be due 30 days from date of receipt of goods, or receipt of an undisputed invoice, whichever occurs later, unless payment terms more favorable to Customer are stated on Seller's invoice and Customer elects to pay on such terms. However, payment shall not indicate acceptance of any Product .

(b) Disputed Invoices, Right of Set Off. If Customer disputes all or any portion of an invoice, it shall be required to pay only the amount not in dispute. Customer shall be entitled to set off any amount Seller owes it against amounts payable under this or any other Agreement. Payment by Customer shall not result in waiver of any of its rights under this Agreement. Customer shall not be obligated to pay Seller for Services that are not fully and properly invoiced.

(c) Invoices For Charges Specified in an Order. Seller shall not issue and invoice for Product prior to shipment of such Product. Invoices for charges specified in an Order shall be submitted by Seller to the address specified in the Order. Invoices shall include, but not be limited to, (i) Order number; (ii) Order line number; (iii) Product identification number; (iv) ship to address; (v) quantity shipped and billed; (vi) net unit cost; and (vii) net invoice amount.

10.      INVENTORY RETURN - NOT APPLICABLE

         As Product is private labeled for Customer, and therefore not saleable to others, this section is not applicable.

11.      RECORDS AND REPORTS

(a) Complete Records. Seller shall maintain complete and accurate records of all invoices, all amounts billable to and payments made by Customer, in accordance with generally accepted accounting practices. Seller shall retain and make available upon request such records for a period of six (6) years from the date of final shipment of Product or rendering of services covered by this Agreement.

(b) Monthly Purchase Report. When requested by Customer, Seller shall, for all Orders placed directly with Seller, provide Customer a monthly purchase report by ordering location, listing Product and Service purchased under this Agreement, including description, part number, quantities shipped, and associated list and net prices.


                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

                                       7
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(c)      Seller agrees to provide reasonable supporting documentation concerning any disputed amount(s) within twenty (20) days after Customer or its Affiliates provides written notification of the dispute to the Seller.

(d) Customer and Seller shall mutually agree upon the independent auditor who, at Customer's option, shall audit Seller's records of Seller's transactions with its other commercial customers (provided the identity of such other commercial customers shall not be disclosed to Customer) for verification of comparable pricing and other commercial elements in accordance with Section 7.3 hereof entitled "MOST FAVORED CUSTOMER" and Seller's compliance with all other provisions of this Agreement. Seller shall be responsible for all audit/verification expenses should the audit reveal or determine that there is a deficiency or violation of
         Section 8 hereof entitled "PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS; REVOCATION OF ACKNOWLEDGEMENT". At Customer's request, the independent auditor shall have access to the Seller's records, for purposes of audit during normal business hours during the term of this agreement and during the respective periods in which Seller is required to maintain such records. The accuracy of Seller's billing shall be determined from the results of such audits.

(e)      Minority,  Woman  owned,  Disabled  and Vietnam  Era  Veteran  Business
         Enterprises (MWDVBE) Utilization. With respect to the Seller's Compliance (as the Primary Seller) with Minority, Woman-owned, Disabled and Vietnam era Veteran Business Enterprises (MWDVBE) Utilization, Seller must submit the Prime Seller Quarterly Reports as described on the website and submit them via the website at http://www.verizon.com/diversity/Sellers to Customer on a quarterly basis thirty (30) business days following the end of each quarter. In addition, Seller (as the Primary Seller) agrees to provide opportunities for MWDVBE in accordance with ATTACHMENT F-1 hereof entitled "PRIMARY SELLER CONTRACT COMPLIANCE", of EXHIBIT F hereof
         entitled  "PRIMARY  SELLER   COMPLIANCE  WITH  MINORITY,   WOMAN-OWNED,
         DISABLED AND VIETNAM ERA VETERAN BUSINESS ENTERPRISES (MWDVBE) UTILIZATION" and before executing this Agreement, at the Request for Proposal (RFP) Stage shall answer the questions set forth in the document entitled "MWDVBE RFP QUESTIONNAIRE."

12.      BAR CODING

         Seller  agrees to comply with the standards for Bar Coding as specified
         in  ATTACHMENT  G-1  hereof  entitled   "VERIZON   LOGISTICS   SHIPPING
         INSTRUCTIONS", Section 6 entitled "PACKAGE LABELING INSTRUCTION.

13.      ELECTRONIC PURCHASING

(a) Electronic Data Interchange. Seller agrees to participate with customer in the development of an electronic data interchange (EDI) for the communication of purchase orders, acknowledgements, subsequent invoicing or other data that may be communicated between customer and seller. Seller further agrees to the terms and conditions as set forth in ATTACHMENT E-1 hereof entitled "ELECTRONIC DATA INTERCHANGE (EDI), of EXHIBIT E hereof entitled "ELECTRONIC PURCHASING", for the transmission of such electronically communicated data.


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14.      PRECEDENCE OF DOCUMENTS

(a) All quotations, purchase orders, acknowledgements, and invoices issued pursuant to this Agreement shall be subject to the provisions contained in this Agreement. The terms and conditions of this Agreement will control over any conflicting or inconsistent terms contained in any quotation, purchase order, acknowledgement or invoice. Unless Seller's rejection is forwarded to Customer within ten (10) days of receipt of the purchase order, the following provisions, as they relate to the Product ordered pursuant to a particular purchase order, can be changed by language contained in that purchase order: (i) the quantity, (ii) shipping instructions, or (iii) delivery date.

(b) Except for the changes enumerated in Section 14 (a) (i-iii) above, no modification to this Agreement or additional terms contained in any quotation, purchase order, acknowledgement, or invoice shall be valid without the prior written approval of the authorized representatives of the parties.

15.      DELIVERY

(a) Title to a Product sold pursuant to this Agreement shall pass at the F.O.B. point by Seller as described in Section 15(b). Any loss or damage to a Product prior to the passing of title shall be for the account and risk of Seller and after the passing of title shall be for the account and risk of Customer.

(b) Shipments of Product may be made FOB Origin, freight collect ("OC"). When Customer requests Seller to arrange the transportation of the Product, Seller shall ship Product freight collect in accordance with the Shipping and Carrier Routing Instruction, EXHIBIT G-2 hereof entitled " VERIZON TRANSPORTATION ROUTING INSTRUCTION ", (which Customer may revise and provide to Seller), unless otherwise specified on Customer's Order.

(c) Failure of Seller to ship Product in accordance with Customer's freight routing instructions may result in charge-backs to Seller for excess freight charges.

(d) Unless instructed otherwise by Customer, Seller shall, for Orders placed, (i) see that all subordinate documents bear Customer's Order number; (ii) enclose a packing list with each shipment and when more than one package is shipped, identify the one containing the packing list; (iii) mark Customer's Order number on packages as required and all shipping papers; (iv) render invoices showing Customer's Order number; (v) render separate invoices for each shipment or Order; (vi) invoice Customer by mailing or otherwise transmitting invoices, bills, and notices to the billing address on the Order; and (vii) make available a bill of lading upon request. If requested by Customer, Seller will forward shipping notices with invoices.

(e) Standard delivery intervals for Product shall be specified in EXHIBIT B-3 hereof entitled "PRODUCT DELIVERY INTERVAL," and may be amended only by a written document signed by both parties. Standard delivery intervals begin from the date of Seller's receipt of Customer's Order.


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(f)      Seller shall ship Product to Customer within (i) the delivery intervals specified in EXHIBIT B-3 hereof entitled "PRODUCT DELIVERY INTERVAL ," (which do not include in-transit interval), or (ii) as otherwise provided by Seller to Customer in a purchase order acknowledgement or other written means (provided that such time period is not longer than the time period specified in EXHIBIT B-3 hereof entitled " PRODUCT DELIVERY INTERVAL," without Customer's written request or agreement). If Seller fails to meet a delivery date, Customer may require an expedited delivery, with any additional costs to be borne by Seller, or Customer may cancel all or part of the Order in accordance with Section 8 hereof entitled "PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS; REVOCATION OF ACKNOWLEDGMENT." If Product is delivered ahead of the delivery date, Customer may withhold payment for Product until after the specified delivery date or place Product in storage, at Seller's expense, until the specified delivery date.

         In no event will Customer be liable for Premium shipping modes unless previously authorized. Shipping and routing instructions may be altered, orally or in writing, as mutually agreed upon by Seller and Customer. If requested by Customer, Seller agrees to substantiate such charges by providing Customer with the original freight bill or a copy thereof.

(g) Product shall be packaged for shipment, at no additional charge, in commercially suitable containers, consistent with all applicable laws, that provide protection against damage during the shipment, handling and storage of the Product in reasonably dry, unheated quarters.

 (h) Stock Provision: Seller shall maintain on its premises, stocks as agreed to. Should Customer's abnormal demand deplete Seller's safety stocks, Seller shall be given an adequate period of time, not to exceed 90 days, to replenish said stock. During the last quarter of this Agreement term, Seller will be required to discontinue production and deplete the inventory down to zero unless specifically authorized otherwise in writing by Customer. Customer's liability will be limited to the quantities of Product inventory.

(i) Forecast and Abnormal Demand: Customer shall upon request by Seller make a reasonable effort to share with Seller its forecasted requirements and Customer's inventories for the Products to be provided under this Agreement. In the case of Abnormal Demand, which shall be defined as an unforecasted requirement or any other unforeseen event, the Seller's set delivery interval may be altered as mutually agreed by both parties. It is understood that the Seller shall use its best efforts to provide the Products in an expeditious manner as outlined in section 22 (c) entitled Extraordinary Support. Customer shall not be liable or obligated to Seller as a result of a failure to purchase its forecasted requirements.

16.      BILL OF SALE

         Seller shall, upon request and after payment by Customer, execute and deliver to Customer a bill of sale or similar document evidencing conveyance of Product, free and clear of all liens, security interests and encumbrances.


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17.      INSPECTION AND ACCEPTANCE

(a) All product shall be subject to inspection by Customer after delivery to determine conformity with Customer's order and seller's advertised or published specifications. Unless otherwise mutually agreed, Customer shall have a period of ninety (90) days following arrival of product at the delivery destination specified by Customer within which to inspect the product for conformity with Customer's order and seller's advertised and published specifications and to provide Seller with written notice of any discrepancy or rejection. If the product is to be installed by Customer, Customer shall have the longer of thirty (30) days following such installation or following completion of any Seller independent testing period within which to complete such inspection, provided that installation shall occur not more than thirty (30) days from delivery. Following notification by Customer, if Seller is unable to or replace product that does not conform, in whole or in part, within twenty (20) business days or such lesser time as is determined by customer to be reasonable, then Customer may return product to Seller, at Seller's risk and expense, and receive a refund of all amounts paid with respect to the returned product. For such product returns, Customer shall notify seller and arrange for the return of product .

         Inspection or failure to inspect on any occasion shall not affect Customer's rights under the "WARRANTY" provisions of this Agreement or any other rights or remedies available to Customer, under this Agreement.

(b) Customer's right to inspect and test does not relieve Seller from its testing, inspection and quality control obligations. Time used by Seller to correct nonconformities as described in (a) and for Customer or Seller to retest nonconforming Products shall extend Customer's allowable time for inspection and acceptance or rejection.

18.      PRODUCT WARRANTIES, SERVICES AND SUPPORT

(a) Seller shall provide warranties and Product, Services and Support as set forth in EXHIBIT D hereof entitled "PURCHASE FOR INTERNAL USE -, WARRANTY AND PRODUCT SUPPORT."

(b) Seller warrants that it will disclose all potential or actual product defects in accordance with ATTACHMENT D-8 hereof entitled "DISCLOSURE OF POTENTIAL DEFECTS."

19.      INFORMATION AND INTELLECTUAL PROPERTY.

(a) Information Defined. The term "Information" includes: programs and related documentation; specifications, drawings, models, technical and business data and plans; works of authorship and other creative works; and ideas, knowledge and know-how. Information may be transmitted in writing (or other tangible form) or orally.

(b) No Seller Confidential Information. No Information Seller provides to Customer (even if labeled or otherwise designated as proprietary or confidential) shall be considered by Customer to be confidential or proprietary.


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(c)      Customer Information.  Information that Customer furnishes to Seller or that Seller otherwise comes into contact with under this Agreement will remain Customer's property. Seller will return such Information to Customer upon termination of the Agreement or at Customer's earlier request. Unless such Information was previously known to Seller free of any obligation to keep it confidential or is made public by Customer or a third party without breach of any agreement, Seller will keep the Information confidential and use it only in performing this Agreement.

         In addition, except with Customer's separate, advance written consent, in no event shall Seller (i) store Customer Information regarding Customer's systems, infrastructure or customers outside of the United States, (ii) make Customer Information regarding Customer's systems, infrastructure or customers available to persons located outside of the United States, (iii) access any Customer systems from outside of the United States, or (iv) make access to any Customer systems available to any person who is then located outside of the United States.

(d) Work Product. The entire right, title and interest in all edits, original inventions and works of authorship created by Seller, or on
         Seller's behalf, specifically for Customer hereunder, or using Customer's proprietary Information, shall be transferred to and vested in Customer. All such works shall be considered to be made for hire. Seller agrees to provide documentation and to sign all documents prepared or supplied by Customer which Customer believes are necessary to ensure the conveyance of all such right, title and interest, including patent, trademark and copyright, to Customer. It is understood and agreed that Seller shall retain ownership of all pre-existing Seller's intellectual property, even if included in the Product, and all other intellectual property not created for Customer.

(e) No Seller Licenses. Customer does not grant Seller any license, express or implied, under any patent, copyright, trademark, trade secret or otherwise, except for the sole purposes of Seller's performance of this Agreement.

(f)      Publicity And Disclosure

         1. Seller shall not provide copies of this Agreement, or otherwise disclose the terms of this Agreement, to any third party without the prior written consent of Customer; provided, however, that Seller may, without obtaining Customer's consent, provide copies or make disclosures to prospective Customers of the business of Seller or of any Affiliate; or for the purpose of obtaining third party financing; and any regulatory or judicial body requesting such information.

         2.       Customer  will not  approve  issuance  of a press  release  to announce this or other agreements in which the Seller is providing products or services to Customer, other than in exceptional situations where Customer determines that a release would significantly benefit Customer. The Seller shall not, without Customer's prior written approval, release any advertising, sales promotion, press releases and other publicity matters relating to the Product furnished or the Service performed pursuant to this Agreement, when Customer's respective name or mark is mentioned or language from which the connection of said name or mark


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                  may be inferred or implied.  Customer may withhold approval in its sole discretion.

20.      CUSTOMER'S PROPERTY AND TOOLING

(a) Customer Ownership. Title to and the right to immediate possession of any property, including patterns, tools, molds, jigs, dies, information provided in tangible form or made for Seller's performance under this Agreement, and any other equipment or material, furnished to Seller or paid for by Customer shall vest in Customer. Seller may not furnish any articles made therefrom to any other party without the prior written consent of Customer. Seller shall keep adequate records of such property and Seller will safely store, protect, preserve, repair and maintain such property at Seller's expense.

(b) Customer Disclaimer of Warranties. If Customer allows Seller to use any of Customer's tools or equipment, such tools and equipment are supplied to Seller "AS-IS" with no warranties whatsoever. CUSTOMER EXPRESSLY DISCLAIMS ALL WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. It is Seller's responsibility to inspect the tools and equipment to assure that they are safe and fit for their intended purposes. Seller shall indemnify and hold Customer, as well as any Customer Affiliate, harmless against any claims, demands and liabilities that result from Seller's use of such tools and equipment, including, but not limited to, any claims, demands and liabilities resulting from defects or other failures of the tools and equipment, the inadequacy of a tool or equipment for a particular task or the failure to properly use any tool or equipment.

21.      COMPLIANCE WITH LAWS

(a) Seller shall comply with the provisions of all applicable federal, state, county and local laws, ordinances, regulations and codes (including procurement of required permits or certificates) in manufacturing, assembling, selling and providing Product and in performing its other obligations under this Agreement, including, but not limited to, the standards promulgated under the Occupational Safety and Health Act, Executive Order 11246, as amended, Section 503 of the Vocational Rehabilitation Act of 1973, as amended, the Vietnam Era Veterans Readjustment Assistance Act of 1974, the Immigration Reform and Control Act of 1986, the Civil Rights Acts of 1964 and 1991, the Americans with Disabilities Act, the Age Discrimination in Employment Act, and all rules and regulations relative to these Acts and other applicable equal employment opportunity laws, rules and regulations, which are expressly incorporated herein by reference. Irrespective of whether a specification is furnished, if Product or containers furnished are required to be constructed, packaged, labeled, or registered in a prescribed manner, Seller shall comply with applicable federal, state or local laws. Seller shall indemnify Customer against all claims, loss or damage sustained because of its noncompliance.

(b) If any persons furnished under the Agreement by Seller have a disability as defined in the Americans with Disabilities Act, 42 U.S.C.A. 12101 et seq. (the ADA), Seller shall, where required by Title I of the ADA and at its sole expense, provide "reasonable accommodations" that may be required under Title I of the ADA including, but not limited


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         to,  "auxiliary aids and services" to make aural,  visual  materials or
         interpreters   available  to  individuals   furnished  by  Seller  with
         impairments so that such individuals are able to perform the essential functions of the job they are contracted to perform. Seller further agrees to indemnify and defend Customer for any losses, fines, reasonable attorney fees, or other penalties that may be incurred or assessed upon Customer due to Seller's failure to comply with the provisions of the Title I of the ADA with respect to the persons furnished by Seller.

(c) Product furnished shall comply, to the extent applicable, with the requirements of the Federal Communications Commission's Rules and Regulations, as may be amended, including those sections concerning the labeling of such Product and the suppression of radiation to specified levels. If the Product generates interference harmful to radio communications, and such Product was installed in accordance with such Rules and Regulations, then Seller shall provide to Customer methods for suppressing the interference. If the interference cannot be reasonably suppressed, Seller shall accept return of the Product, refund to Customer the price paid for the Product and bear all expenses for removal and shipment of such Product. Nothing herein shall be deemed to diminish or otherwise limit Seller's obligations under the "WARRANTY" provisions of this Agreement herein or any other rights or remedies available to Customer, whether at law or in equity.

(d) When Product furnished under this Agreement is subject to registration under Part 68 of the Federal Communications Commission's Rules and Regulations as they may be amended from time to time ("Part 68"), Seller warrants that such Product furnished under this Agreement is registered under and complies with Part 68 including, but not limited to, all labeling and customer instruction requirements unless such Product is furnished as part of a technical field trial or unless the Product is provided for services not covered or exempt under Part 68. Seller agrees to defend and hold Customer harmless from any liability, claim or demand (including the costs, expenses and reasonable attorney's fees on account thereof) that may arise out of Seller's non-compliance with Part 68. Customer agrees to promptly notify Seller of any liability, claim or demand against Customer for which Seller is responsible under this clause and gives Seller full opportunity and authority to assume the defense, including appeals, and to settle such liability, claims and demands, provided that if Customer reasonably believes that Seller is not adequately handling such defense or settlement, Customer reserves the right to assume the defense or settlement.

22.      FORCE MAJEURE

(a) Force Majeure. Neither party shall be responsible for any delay or failure in performance of any part of this Agreement to the extent that such delay or failure is caused by fire, flood, explosion, war, embargo, government requirement, civil or military authority, acts of God, terrorism, strikes, slowdowns, picketing, boycotts, or any other circumstances beyond its reasonable control and not involving any fault or negligence of the party affected (Condition). If any such Condition occurs, the party delayed or unable to perform ("delayed party") shall give written notice to the other party Within five (5) business days. If such Condition remains at the end of thirty (30) days, the party affected by the other's delay or inability to perform ("affected party") may elect to (i) terminate such purchase order or part thereof, or (ii) suspend such purchase order for


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         the duration of the Condition, and if Customer is the suspending party, buy elsewhere comparable material to that to be sold under such purchase order, and apply to any commitment the purchase price of such purchase, and require the delayed party to resume performance of such purchase order once the Condition ceases, with an option in the affected party to extend the period of this Agreement up to the length of time the Condition endured.

(b) Notices. Unless written notice is otherwise given to the delayed party by the affected party within sixty (60) days after the affected party is notified of the Condition, (a)(ii) above shall be deemed selected.

(c)      Extraordinary Support.

         (1) In addition to the provisions for replacement of Product set forth in EXHIBIT D hereof entitled "PURCHASE FOR INTERNAL USE, WARRANTY AND PRODUCT SUPPORT" Seller agrees, in any event, if any natural or other disaster or emergency causes an out of service condition, Seller shall use extraordinary effort to locate or provide (i.e. procure or manufacture) and ship to Customer replacement Product within forty-eight (48) hours of verbal notification by Customer within the limits of available transportation.

         (2) Such emergency support shall be available twenty four (24) hours a day, seven (7) days a week during the term of this Agreement and for a period of ten (10) years after the expiration of this Agreement or survival of the technology, whichever is greater.

          (3) Charges for replacement Product shall be at the prices contained in ATTACHMENT B-2 hereof entitled "PRODUCT AND SERVICES PRICES", for the term of this Agreement.

          (4) Extraordinary Support: Seller agrees to the extent possible to provide extraordinary support (materials, manpower, etc.) within Seller's resource and manpower limitations to furnish abnormal demand for Products under this Agreement at the prices listed herein, plus any additional extraordinary support costs incurred to assist Customer in restoring service which has been disrupted because of catastrophic conditions (fire, flood, etc.) Extraordinary support shall be defined as that level of effort required (i.e., including overtime) to provide Products in a time frame that is mutually agreeable.

23.      ASSIGNMENT

(a) No Seller Assignment. Seller may not assign any right or interest under this Agreement or a PO issued pursuant to this Agreement (excepting moneys due or to become due) or delegate any work or other obligation owed by Seller under this Agreement without first obtaining the written permission of Customer, which Customer may refuse in its sole discretion. Any attempted assignment or delegation in contravention of this section shall be void and ineffective. Any assignment of money shall be void and ineffective to the extent that: (1) Seller fails to provide Customer at least thirty (30) days prior written notice of such assignment; or (2) such


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         assignment attempts to impose upon Customer obligations to the assignee in addition to the payment of such monies, or preclude Customer from dealing solely and directly with Seller in all matters pertaining to the Agreement including, but not limited to, the negotiation of amendments or the settlement of charges due.

(b) Customer Assignment. Customer may freely assign all or part of this Agreement.

24.      TAXES

(a) The Seller and Customer acknowledge and agree that it is their mutual objective and intent to legally minimize, to the extent feasible, the aggregate Federal, state or local tax with respect to the products or related services being purchased under this Agreement.

(b) With respect to any purchase products or services under this Agreement, if any Federal, state or local tax excluding any tax levied on property or income (a "Tax") is required by applicable law to be collected from Customer by Seller, then (i) Seller will bill, as a separately stated item, Customer for such Tax, (ii) Customer will timely remit such Tax to Seller, and (iii) Seller will timely remit such collected Tax to the applicable taxing authority.

(c) If either Party is audited by a taxing authority or other governmental entity the other Party agrees to reasonably cooperate with the Party being audited in order to respond to any audit inquiries in a proper and timely manner so that the audit and/or any resulting controversy may be resolved expeditiously.

(d) If applicable law places the responsibility on Seller to collect a Tax from Customer and Seller fails to do so, Customer will not be responsible for any interest or penalties associated with Seller's failure to collect such Tax. Furthermore, Seller shall not bill a Tax to Customer on products or services under this Agreement which are, by law, not taxable.

(e) If an exemption procedure is available, such as a resale exemption certificate, and Customer complies with such procedure, then Seller will not bill or collect such Tax during the effective period of the exemption.

(f) Customer's Purchase Order may provide Seller additional tax instruction as allowed by law including, but not limited to, Customer's self accrual and payment of taxes, temporary storage, research and development and/or other special jurisdictional exemptions.

(g) Seller will be responsible for personal property or ad valorem taxes on property owned by Seller and Customer will be responsible for such taxes on property owned by Customer. Each Party is responsible for properly reporting owned property and neither Party will be responsible for either reporting or paying personal property or ad valorem taxes owed by the other Party.


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25.      PLANT AND WORK RULES AND RIGHT OF ACCESS

(a) The respective agents and employees of the parties, while on the premises of the other, shall comply with all plant rules, regulations and company standards for security, including (when required by U. S. government regulations) submission of satisfactory clearance from U. S. Department of Defense and other federal authorities concerned.

(b) Each party shall permit reasonable access during normal working hours to its facilities in connection with the work. Reasonable prior notice shall be given when access is required.

(c) If Seller is given access, whether on-site or through remote facilities, to any Customer computer or electronic data storage system in order for Seller to accomplish the work called for in this Agreement, Seller shall limit such access and use solely to perform work within the scope of this Agreement and shall not access or attempt to access any computer system, electronic file, software or other electronic services other than those specifically required to accomplish the work required under this Agreement. Seller shall limit such access to those of its employees who are qualified and required, subject to Customer requiring written authorization, to have such access in connection with this Agreement, and shall strictly follow all Customer's security rules and procedures for use of Customer's electronic resources. All user identification numbers and passwords disclosed to Seller and any information obtained by Seller as a result of Seller's access to and use of Customer's computer and electronic data storage systems shall be deemed to be, and shall be treated as, Customer Confidential Information under applicable provisions of this Agreement. Seller agrees to cooperate with Customer in the investigation of any apparent unauthorized access by Seller to Customer's computer or electronic data storage systems or unauthorized release of Confidential Information by Seller.

(d) Seller is responsible for ensuring that all of Seller's employees, agents, subcontractors or other persons furnished by Seller: (1) comply with all plant rules, regulations, and security procedures; and (2) work in harmony with all others working on the property of Customer and its Affiliates. If Seller installs any products on the premises of Customer or its Affiliate, Seller shall be responsible for promptly removing all packaging materials and debris. Seller may not bring any toxic or hazardous materials onto any premises of Customer or its Affiliate without the permission of Customer, and Seller shall be responsible for removing any such toxic or hazardous materials in accordance with all relevant laws, section 34 entitled "NO HAZARDOUS PRODUCTS AND COMPONENTS" and any additional requirements of Customer.

26.      INDEMNIFICATION

(a) Indemnification. Seller shall defend, indemnify and hold harmless Customer, its parents, subsidiaries and affiliates, and its and their respective directors, officers, partners, employees, agents, successors and assigns ("indemnified parties") from any claims, demands, lawsuits, damages, liabilities, judgments and settlements of every kind ("claims") that may be made: (a) by anyone for injuries (including death) to persons or damage to property, including theft, resulting in whole or in part from the acts or


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         omissions of seller or those persons furnished by seller, including its subcontractors (if any); (b) by persons furnished by Seller and its subcontractors (if any) under worker's compensation or similar acts,
         (c) by anyone in connection with or based upon products, services, information or work provided by seller and its subcontractors (if any) or contemplated by this agreement, including claims regarding the adequacy of any disclosures, instructions or warnings related to any such products or services; and (d) under any federal securities laws or under any other statute, at common law or otherwise arising out of or in connection with the performance by seller contemplated by this
         agreement  or  any   information   obtained  in  connection  with  such
         performance. The foregoing indemnification shall apply whether Seller or an indemnified party defends such claim and whether the claim arises or is alleged to arise out of the sole acts or omissions of the Seller (and/or any subcontractor of Seller) or out of the concurrent acts or omissions of Seller (and/or any subcontractor of Seller) and any indemnified parties. Seller further agrees to bind its subcontractors
         (if  any)  to  similarly  indemnify,   hold  harmless  and  defend  the
         indemnified parties.

(b) No Limitations. The obligations of this provision are in addition to Seller's obligation to provide insurance (pursuant to section 27 entitled "INSURANCE"), and shall not be limited by any limitation on the amount or type of damages, compensation or benefits payable by Seller under the Worker's Compensation Acts, Longshoremen and Harborworker's Act, Disability Benefits Act or any other employee benefit act.

(c) Notices. Customer will provide Seller with written notice of any written claim covered by this indemnification and will cooperate with seller in connection with Seller's evaluation of such claim. Seller shall defend any indemnified party, at the indemnified party's request, against any claim. Promptly after receipt of such request, Seller shall assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Seller shall not settle or compromise any such claim or consent to the entry of any judgment without the prior written consent of each indemnified party and without an unconditional release of all claims by each claimant or plaintiff in favor of each indemnified party.

27.      INSURANCE

(a) Limit Requirements. Seller shall secure and maintain at its expense during the term of this Agreement (i) Commercial General Liability Insurance (including, but not limited to, premises-operations, broad form property damage, products/completed operations, contractual liability, independent contractors, personal injury) with limits of at least $2,000,000. combined single limit for each occurrence. (Limits may be satisfied with primary and/or excess coverage.) (ii) Commercial Automobile Liability with limits of at least $2,000,000. combined single limit for each occurrence. (Limit may be reduced to $1,000,000 if contract does not require Seller to use vehicles to deliver products or perform services.) (iii) Workers' Compensation insurance as required by Statute, and Employer's Liability insurance with limits of not less than $1,000,000 per occurrence.

(b) Additional Requirements. The insurer must be licensed to do business in the state in which the work is performed and must have Bests Rating
         "AX" or better. Seller shall deliver a certificate of insurance on which VERIZON Communications Inc., its


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         subsidiaries  and affiliates and named company Verizon  Services Corp., are included as additional insureds with reference to (i) above. Certificates of insurance must be provided prior to any work being performed and must be kept in force during the term of this Agreement. It is also agreed that Seller's policy is primary.

(c) No Subrogation. Seller shall waive its rights of subrogation against Customer for Workers' Compensation claims. Seller shall, prior to rendering such services, furnish to the address specified in Notices provision of this Agreement, certificates or evidence of the foregoing insurance indicating the amount and nature of such coverage, the expiration date of each policy, and stating that no material change or cancellation of any such policy shall be effective unless thirty (30) days' prior written notice is given to Customer. Seller shall have the option, when permitted by law, to self-insure any or all of the foregoing risks.

(d) No Limitation. Seller is responsible for determining whether the above minimum insurance coverages are adequate to protect its interests. The above minimum coverages do not constitute limitations upon Seller's liability.

(e) Endorsements. The policies referred to above shall contain an endorsement naming Verizon as an Additional Insured and eliminating and removing any exclusion of liability for i) injury, including bodily injury and death, to an employee of the insured or of Customer or ii) any obligation of the insured to indemnify, hold harmless, defend or otherwise make contribution to Customer because of damage arising out of injury, including bodily injury and death, to an employee of Customer.

(f) Self-Insure. Should Seller elect to self-insure, in lieu of Certificates of Insurance as stipulated in this section Seller shall provide to Customer: (i) the self-insurance registration identification number assigned by each state in which Seller desires to provide services to Customer or manufactures Product; (ii) a letter of certification from Seller's insurance carrier or self- insurance administrator that Seller is self-insured for the coverages and amounts as stipulated in this Agreement, including that Customer is an additional insured and shall be indemnified and saved harmless from all claims, suits, and liabilities as set forth within this Agreement; and
         (iii) a notification of the states in which Seller is provided coverage under its self-insurance.

28        INFRINGEMENT

(a) Infringement Indemnification. Seller shall indemnify, defend and hold harmless Customer and its affiliates, shareholders, directors, officers, employees, contractors, and agents from all claims, suits, demands, damages, liabilities, expenses (including reasonable fees and disbursements of counsel) judgments, settlements and penalties of every kind ("Claims") arising from or relating to any actual or alleged infringement or misappropriation of any patent, trademark, copyright, trade secret or any actual or alleged violation of any other intellectual property rights arising from or in connection with the Products provided or the Services performed under this Agreement. Notwithstanding anything to the contrary contained in this Agreement (including, but not limited to, Section 26 hereof entitled "INDEMNIFICATION" and Section 27 hereof entitled "INSURANCE"), the provisions of this Section 28 hereof entitled "INFRINGEMENT" shall govern the rights of Customer and its affiliates, shareholders,

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         directors,   officers,   employees,    contractors,   and   agents   to
         indemnification   for  Claims  of  infringement,   misappropriation  or
         violation of intellectual property rights.

(b) Procedures. The procedures set forth in Section 26 hereof entitled "INDEMNIFICATION" shall apply in the case of any claims of infringement, misappropriation or violation of intellectual property rights for which indemnification will be sought.

         Without limitation of Section 26 hereof entitled "INDEMNIFICATION", if the sale or use of the Products or Services is enjoined, Seller shall, at Customer's option and Seller's expense, either:

                  (1) Procure for Customer the right to use the Products or Services;

                  (2) Replace the Products or Services with equivalent, non-infringing Products or Services;

                  (3) Modify the Products or Services so they become non-infringing; or

                  (4)      Remove  the  Products  or  Services  and  refund  the
                           purchase     price,     including     transportation,
                           installation, removal and other incidental charges.

29.      CUSTOMER LIMITATION OF LIABILITY.

         Seller agrees that neither Customer nor any Customer Affiliate shall be liable for any consequential, special, indirect, incidental, punitive or exemplary damages for any acts or failure to act under this Agreement.

30.      RELATIONSHIP OF PARTIES

(a) Seller's Relationship. In providing any Services under this Agreement, Seller is acting solely as an independent contractor and not as an agent of any other party. Persons furnished by the respective parties shall be solely the employees or agents of such parties, respectively, and shall be under the sole and exclusive direction and control of such parties. They shall not be considered employees of the other party for any purpose. Each party shall be responsible for compliance with all laws, rules and regulations involving its respective employees or agents, including (but not limited to) employment of labor, hours of labor, health and safety, working conditions and payment of wages. Each party shall also be responsible, respectively, for payment of taxes, including federal, state, and municipal taxes, chargeable or assessed with respect to its employees or agents, such as social security, unemployment, worker's compensation, disability insurance and federal and state income tax withholding. Neither party undertakes by this Agreement or otherwise to perform or discharge any liability or obligation of the other party, whether regulatory or contractual, or to assume any responsibility whatsoever for the conduct of the business or operations of the other party. Nothing contained in this Agreement is intended to give rise to a partnership or joint venture between the parties or to impose upon the parties any of the duties or responsibilities of partners or joint venturers.


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(b)      Customer's   Contractors.   Customer   reserves  the  right  to  enlist
         contractors for engineering, installation or maintenance services with respect to Seller's Products.

(c) No Subcontractors. Seller shall not, without Customer's prior written approval, subcontract any portion of the work to be performed hereunder (for example, including but unlimited to installation and maintenance services).

31.      TERMINATION

(a) Without Cause. Customer or Seller may terminate this Agreement without cause, effective immediately, upon written notice to the other. Termination shall not affect any purchase order placed, any subordinate agreement executed prior to the date of termination, or any fully paid up license granted to Customer. Upon termination of this Agreement without cause, Customer shall not be liable to Seller, either for compensation or for damages of any kind or character whatsoever, whether on account of the loss by Seller of present or prospective profits on sales or anticipated sales, or expenditures, investments or commitments made in connection with the establishment, development or maintenance of Seller's business, or on account of any other cause or thing whatsoever except Customer's liability for private labeled Product, under Section 8 hereof. The termination shall not prejudice the rights or liabilities of the parties with respect to Product sold, or any indebtedness then owing by either party to the other.

(b) For Insolvency, Court Action, or Assignment. Either party may terminate this Agreement, effective immediately, without liability for said termination, upon written notice to the other party, if any of the following events occur:

                  1)       The other files a voluntary petition in bankruptcy;

                  2)       The other is adjudged bankrupt;

                  3) A court assumes jurisdiction of the assets of the other under a federal reorganization act;

                  4) A trustee or receiver is appointed by a court for all or a substantial portion of the assets of the other;

                  5)       The other becomes insolvent or suspends its business;

                  6) The other makes an assignment of its assets for the benefit of its creditors, except as required in the ordinary course of business;

(c) Material Breach. Customer or Seller may terminate this Agreement for a material breach or default of any of the terms, conditions or covenants of this Agreement by the other, provided that such termination may be made only following the expiration of a thirty (30) day period during which the other party has failed to cure such breach after having been given written notice of such breach. This subsection shall not apply to Customer's cancellations or Seller's revocations under Section 8 hereof entitled "PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS; REVOCATION OF ACKNOWLEDGEMENT."


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(d)      Termination  by Seller  for  Non-Payment:  Seller  may  terminate  this
         Agreement, or cancel an Order(s) for non-payment of the purchase price and then only if after sixty (60) days of receipt of written notice of non-payment in accordance with Section 33 hereof, entitled "NOTICES", Customer fails to pay such purchase price and thereupon Seller issues its written notice of default and Customer fails to pay such purchase price within ten (10) business days of receipt of such notice of default. In no way shall such termination act to impair Customer's right, title and interest to the Product purchased hereunder, and under
         Section 19 hereof entitled "INFORMATION AND INTELLECTUAL PROPERTY" and under and Section 28 hereof entitled "INFRINGEMENT."

32.      DISPUTE RESOLUTION

(a) Nature of Dispute Resolution. The parties desire to resolve certain disputes, controversies and claims arising out of this Agreement without litigation. Accordingly, except in the case of (i) a dispute, controversy or claim relating to a breach or alleged breach on the part of either party of the provisions of Section 19 entitled "INFORMATION AND INTELLECTUAL PROPERTY", (ii) a suit, action or proceeding to compel Seller to comply with its obligations to indemnify Customer pursuant to this Agreement or (iii) a suit, action or proceeding to compel either party to comply with the dispute resolution procedures set forth in this Section 32 hereof entitled "DISPUTE RESOLUTION", the parties agree to use the following alternative procedure as their sole remedy with respect to any dispute, controversy or claim arising out of or relating to this Agreement or its breach. The term "Dispute" means any dispute, controversy or claim to be resolved in accordance with the dispute resolution procedure specified in this Section 32 hereof entitled "DISPUTE RESOLUTION."

(b) Procedure. At the written request of a party, each party shall appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any Dispute arising under this Agreement. The parties intend that these negotiations be conducted by nonlawyer, business representatives. The discussions shall be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, shall be exempt from discovery and production, and shall not be admissible in any lawsuit without the concurrence of all parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the lawsuit.

(c) Remedies At Law or Equity. If the negotiations do not resolve the Dispute within sixty (60) days of the initial written request, the parties may pursue their available remedies in law or equity.

33.      NOTICES

(a) Notices (with the exception of price change notifications pursuant to Section 7, Price and Terms of Payment) concerning this Agreement shall be in writing and shall be given or made by means of telegram, facsimile transmission, certified or registered mail, express


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         mail or other  overnight  delivery  service,  or hand delivery,  proper postage or other charges paid and addressed or directed to the respective parties as follows. A notice that is sent by facsimile shall also be sent by one of the other means set out in this subsection.

         To Seller:        At Seller's address shown on the first page of this
                           Agreement,
                           Attention:  Vice President, Contract Administration

         To Customer:      VERIZON
         700 Hidden Ridge
         Irving, TX  75038

         Attention:  Sr. Sourcing Process Leader
         and

         to the Affiliate that placed the Order if different than Verizon Services Corp.

(b) Notices for change in ownership, change in name of firm, or change in mailing address must be given by Seller by mailing to Customer within thirty (30) days of such change. Notices for change in ownership must include the names of all new owners or officers, registered agent for service of process and state of incorporation or organization.

34.      NO HAZARDOUS PRODUCTS AND COMPONENTS

(a) Seller's Representations. Seller represents that each Product furnished by Seller is safe for all intended uses, is nontoxic and presents no abnormal hazards to persons or the environment. Seller agrees to notify Customer in writing and to supply an appropriate Material Safety Data Sheet (MSDS) to Verizon Services Corp., Integrated Technical Services Division, 221 E 37th Street, 4th Floor, New York, New York 10016 as well as to the ship-to point, if any Product or component thereof is toxic or hazardous under any Federal, state or local law or if the Product is capable of constituting a hazard. Seller represents that Products display all reasonable notices and warnings of foreseeable hazards. Seller further represents that if any Products or containers would be or could be classified as hazardous or otherwise regulated waste at the end of its useful life, Seller has advised Customer in writing and provided Customer with proper disposal instructions.

(b) Notices. Seller shall immediately notify Customer by telephone (followed by written confirmation within twenty-four hours) if Product purchased or materials used fail to comply with applicable safety rules or standards of the United States Consumer Product Safety Commission or the Environmental Protection Agency or contain a defect that presents a foreseeable risk to the public health or injury to the public or the environment, whether by itself or when used by Customer for its intended purpose.

(c) Shipping and Routing Instructions. Seller shall comply with Section 7 entitled "HAZARDOUS MATERIALS REGULATIONS GENERAL of ATTACHMENT G-1
         SECTION I entitled "VERIZON SHIPPING INSTRUCTIONS - VERIZON LOGISTICS AND VERIZON NETWORK SERVICES."


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35.      GOVERNMENT CONTRACT PROVISIONS

         If an Order contains a notation that Product or Service is intended for use under a government contract, it shall be subject to the then current government contract provisions printed on or attached to such Order.

36.      QUALITY

         Seller shall follow the requirements and procedures in EXHIBIT H, ATTACHMENT H-1 hereof entitled "QUALITY STANDARDS, PROCEDURES AND COMPLAINTS" in respect to Products ordered by Customer. Where compliance with the TL9000 standard is required, Seller and Customer shall follow the requirements and procedures in EXHIBIT H, ATTACHMENT H-2 hereof entitled ""TL9000 REQUIREMENTS."

37.      STANDARDIZATION

(a) In respect to Products ordered by or in behalf of the former Bell Atlantic Affiliates, Seller and Customer shall follow the requirements and procedures described in EXHIBIT K, ATTACHMENT K-1 hereof entitled "STANDARDIZATION VERIZON EAST."

(b)      In  respect  to  Products  ordered  by or in behalf of the  former  GTE
         Affiliates, Seller and Customer shall follow the requirements and procedures described in EXHIBIT K, ATTACHMENT K-2 hereof entitled "STANDARDIZATION VERIZON WEST."

38.      NONWAIVER

         Either party's failure to enforce any of the provisions of this Agreement or any purchase order, or to exercise any option, shall not be construed as a waiver of such provisions, rights, or options, or affect the validity of this Agreement or any purchase order.

39.      SEVERABILITY

         If any of the provisions of this Agreement shall be invalid or unenforceable, then such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement. The entire
         Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of Seller and Customer shall be construed and enforced accordingly.

40.      SECTION HEADINGS

         The headings of the sections are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

41.      SURVIVAL OF OBLIGATIONS

         Seller's obligations under this Agreement, which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, shall survive termination, cancellation or expiration of this Agreement, including but not limited to, obligations to indemnify, insure and maintain confidentiality, and continued availability of Product support and warranty provisions set forth in Exhibit D.


                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

42.      CHOICE OF LAW AND JURISDICTION

         State Law And Forum. The validity, interpretation and performance of this agreement shall be governed by the procedural and substantive laws of the state of New York without regard to conflicts of laws. All actions under this agreement shall be brought in a court of competent subject matter jurisdiction in the county of New York in the state of New York and both parties agree to accept the personal jurisdiction of such court. Seller also agrees to submit, at Customer's option, to the jurisdiction of any court in the United States wherein an action is commenced against Purchaser based on a claim for which Seller has indemnified Purchaser hereunder.

         The   application  of  the  U.  N.  Convention  on  Contracts  for  the
         International  Sale  of  Goods  is  specifically   excluded  from  this
         Agreement.

43.      ENTIRE AGREEMENT

         This Agreement together with its exhibits and attachments constitutes the entire agreement between the parties and cancels all contemporaneous or prior agreements, whether written or oral, with respect to the subject matter of this Agreement. Except as provided in
         Section 14 hereof entitled "PRECEDENCE OF DOCUMENTS", and Section 8 hereof entitled "PURCHASE ORDERS; CANCELLATION OF PURCHASE ORDERS; REVOCATION OF ACKNOWLEDGEMENT", no modifications shall be made to this Agreement unless in writing and signed by authorized representatives of the parties.

44.      SIGNATURES

         Each party represents that it has executed this Agreement through its authorized representative:

         CUSTOMER:                                                 SELLER:
         Verizon Services Corp                                     TII Network Technologies, Inc.

         /s/ GEORGE S. DOWELL                                      /s/ TIMOTHY J. ROACH
         --------------------------------------------------        -------------------------------------------------
         (Signature)                                               (Signature)

          George S. Dowell                                         Timothy J. Roach
         --------------------------------------------------        -------------------------------------------------
         (Printed Name)                                            (Printed Name)

         VP - Supply Chain Services                                President & CEO
         --------------------------------------------------        -------------------------------------------------
         (Title)                                                   (Title)

         June 28, 2005                                             May 17, 2005
         --------------------------------------------------        -------------------------------------------------
         (Date) (Date)


                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

                                    EXHIBIT A

                 AFFILATES VERIZON WEST (FORMER GTE AFFILIATES)







                                   Exhibit A                                   1

                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

                                    EXHIBIT A

                             GTE AFFILIATED ENTITIES

The names of certain GTE Affiliated Business Units are in the process of being changed as a result of the merger of GTE Corporation and Bell Atlantic Corporation. The legal entities themselves have not changed under the merger. The only change is either in the name of the company or a change in the doing-business-as (d/b/a) name. For ease of reference, where not obvious as from a d/b/a, the name by which a Verizon company was formerly known has been included in parenthesis (f/k/a). That f/k/a is not part of the legal name.





                                   Exhibit A                                   1

                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

GENERAL ADMINISTRATION

GTE Corporation
     GTE Finance Corporation
     GTE REinsurance Company Limited

     GTE Life Insurance Company Limited
     GTE Service Corporation, d/b/a Verizon

       Services Group

     GTE Shareholder Services Incorporated
     Verizon Investment Management Corp. (f/k/a

       GTE Investment Management
     Corporation)
     Verizon Realty Corp. (f/k/a GTE Realty Corporation)
         GTER Incorporated
         GTE-TCCA, Inc.

SELECT SERVICES

ContelVision, Inc.
GTE Main Street Incorporated

Verizon Media Ventures Inc. (f/k/a GTE
Media Ventures
  Incorporated)
Verizon Select Services Inc. (f/k/a GTE Communications
  Corporation)
     Verizon Select Services of Virginia Inc.
     (f/k/a GTE
       Communications Corporation of
     Virginia)

INFORMATION SERVICES

Verizon Information Services Inc. (f/k/a GTE Information
  Services Incorporated)
     General Telephone Directory Company

     C. por A.

     Verizon International Telecom Services
     Inc. (f/k/a Telecom Services

     Corporation)
     GTE Directories (B) SDN.BHD. (Brunei)

     Verizon Directories Corp. (f/k/a GTE Directories Corporation)
         Verizon Directories Distribution
         Corp. (f/k/a GTE Directories

         Distribution Corporation)
         Verizon Directories Sales Corp.
         (f/k/a GTE Directories Sales Corporation)
GTEX Corporation
     GTE Directorios - Republica
     Dominicana, C. por  A. GTE GmbH
Verizon New Media Services Inc. (f/k/a GTE
New  Media Services Incorporated)
     GTE Yellow Pages Publishing Hungary
     Kft

INFORMATION TECHNOLOGY

Verizon Data Services Inc . (f/k/a GTE Data Services  Incorporated)
     Verizon Data Services International Inc.
     (f/k/a GTE Data Services International Incorporated)
     GTE Airfone of Canada Incorporated

NETWORK SERVICES

GTE Alaska Incorporated, d/b/a Verizon
Alaska
GTE Arkansas Incorporated, d/b/a Verizon Arkansas

Verizon California Inc. (f/k/a) GTE California  Incorporated)
Contel Advanced Systems, Inc.
Verizon Florida Inc. (f/k/a GTE Florida Incorporated)
     GTE Funding Incorporated

Verizon Hawaii Inc. (f/k/a GTE Hawaiian Telephone Company Incorporated)
     GTE Hawaiian Tel Insurance Company Incorporated
     Verizon Hawaii International Inc. (f/k/a
     GTE Hawaiian Tel International Incorporated)
         GTE Far East (Services) Limited
     The Micronesian Telecommunications Corporation
GTE Pacifica Incorporated, d/b/a Verizon  Pacifica
GTE Midwest Incorporated, d/b/a Verizon Midwest
Verizon North Inc. (f/k/a GTE North
Incorporated)
Verizon Northwest Inc. (f/k/a GTE Northwest Incorporated)
Verizon West Coast Inc. (f/k/a GTE West
Coast Incorporated)
Verizon South Inc. (f/k/a GTE South Incorporated)



                                   Exhibit A                                   2

                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

GTE Southwest Incorporated, d/b/a Verizon Southwest
Contel of Minnesota, Inc., d/b/a Verizon Minnesota
Contel of the South, Inc. d/b/a Verizon South Systems/
Verizon North Systems

GTE Consolidated Services Incorporated

INTERNATIONAL

CODETEL International Communications Incorporated

GTE Anglo Holding Company Incorporated

     La Compagnie de Telephone Anglo-Canadienne/Anglo-Canadian Telephone Company TELUS Corporation

         3554864 Canada Ltd.
Aerotech Specialties Ltd.
ISM Information Systems Management
(B.C.) Corporation
Telecom Leasing Canada (TLC) Limited
TELUS Communications (B.C.) Inc.
TELUS Holdings Inc.
TELUS Communications Inc.
TELUS Enterprises Inc.
TELUS Services Inc.
TELUS Advanced Services Inc.
TELUS Mobility Cellular Inc.
TELUS Risk Management Inc.

The QuebecTel Group Inc.
DynEC Inc.
Groupe Fortune 1000 Inc.
Quebec-Telephone
Quebec -Communications Inc.
Quebec Tel Aliz. Inc.
QuebecTel Communications Inc.
SWAP-T Inc.
Versalys Inc.

GTE China Incorporated
GTE International Telecommunications

Services  LLC
         GITS Branch LLC

         GTE Holdings Mexico, S. de R.L. de
         C.V.

              GTE Data Services-Mexico,

              S.A. de C.V. GTEDS Services-Mexico, S.A. de C.V.

GTE Information Services (UK) Limited

     Herold Business Data AG        Panorama Polska Sp. z o.o.
GTE Supply do Brasil, Ltda.
Guangzhou Guangtong-GTE Tianwei

           Communications Development Company Ltd.

GTE Holdings (Canada) Corporation
     Compania Dominicana de Telefonos, C.

     por A. (CODETELl)
     Operaclora de Procesamiento de
     Informacion y Telefonia, C. por A.
     (OPITEL)

Quality Telecommunications, C. por A.
GTE Dominican Republic Holdings LLC

GTE International Telecommunications Incorporated
GITI Services Puerto Rico Incorporated
GTE do Brasil Limitada

     GTE PCS International Incorporated
     GTE Venezuela Incorporated

VenWorld Telecom, C.A. (Venezuela)
Compania Anonima Nacional Telefonos de

Venezuela (CANTV)
GTE Holdings (Puerto Rico) LLC

Caribe Information Investments Incorporated
Axesa Informacion Incorporado
Telecommunicaciones de Puerto Rico, Inc.

     Celulares Telefonica Inc.
     Datacom Caribe, Inc.

     Puerto Rico Telephone Company, Inc.

GTE International Telephone Incorporated
     Informatica y Telecommunicaciones, C.
     por A. (Dominican Republic)

GTE Investments Incorporated

WIRELESS PRODUCTS AND SERVICES

GTE Consumer Services Incorporated

GTE Wireless Incorporated
Contel Cellular International, Inc.

                                   Exhibit A                                   3

                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

GT Towers Incorporated

     GTE Mobile Communications
     International Incorporated

CTI Holdings, S.A.

CTI Compania de Telefonos del Interior S.A. CTI Norte Compania de Telefonos del Interior S.A.

CTI PCS Holdings S.A.
CTI PCS S.A.
     GTE Mobilnet of Cleveland Incorporated
     GTE Wireless of Ohio Incorporated
     GTE Mobilnet of Eastern North Carolina
     Incorporated
     GTE Wireless of the South Incorporated
     GTE Wireless Service Corporation

GTE Airfone Incorporated
     GTE Railfone Incorporated
     Mexfone, S.A. de C.V.

OTHER OPERATIONS

Contel Federal Systems, Inc.
GTE Telecommunications Services
Incorporated

GTE Signaling LLC
Contel Page International, Inc.

     GTE Telecom International Incorporated
     GTE Telecom International Systems Corporation

GTE Assets Incorporated

GTE Enterprise Initiatives Incorporated

GTE Products of Connecticut Corporation

GTE Communication Systems Corporation (acting through its Verizon Logistics division)
GTE International Incorporated
     GTE Overseas Corporation

     Verizon Laboratories Inc. (f/k/a GTE
     Laboratories Incorporated)

     GTE Operations Support Incorporated
Televac, Inc.

Verizon Credit Inc. (f/k/a GTE Leasing Corporation)
     Verizon Capital Acceptance Corp. (f/k/a
     GTE Leasing Acceptance Corporation)
     Kalama Grain Terminal, Inc.

GTE Transfer Corporation
Verizon Technology Corp. (f/k/a GTE
Technology Corporation)
BBNT Solutions LLC
Federal Network Systems LLC

GTE.Net LLC, d/b/a Verizon Internet
Solutions


                                   Exhibit A                                   4

                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

                                    EXHIBIT B

                       COMPONENTS OF PRODUCTS AND SERVICES

         ATTACHMENT B-1 DETAILED DESCRIPTION OF PRODUCTS AND SERVICES

         ATTACHMENT B-2 PRICES

         ATTACHMENT B-3 DELIVERY INTERVAL - DOES NOT INCLUDE IN TRANSIT TIME



                                       *




                                   Exhibit B

                                     NOTICE

      CONFIDENTIAL - Not for use or disclosure outside Verizon except with
                         Verizon's written permission.

                                    EXHIBIT C

           PURCHASE FOR RESALE - LICENSE, WARRANTY AND PRODUCT SUPPORT

                                 NOT APPLICABLE
















                                  EXHIBITS 3                                   1

                                     NOTICE

         CONFIDENTIAL - Not for use or disclosure outside Verizon except by written agreement

                                    EXHIBIT D


            PURCHASE FOR INTERNAL USE - WARRANTY AND PRODUCT SUPPORT

         ATTACHMENT D-1 WARRANTY PERIOD

         ATTACHMENT D-2 PRODUCT REPAIR RATES - NOT APPLICABLE

         ATTACHMENT D-3 REPAIR PARTS PRICING - NOT APPLICABLE

         ATTACHMENT D-4 SELLERS WORKING HOUR SCHEDULE AND CONTACT INFORMATION

         ATTACHMENT D-5 ON-SIGHT ASSISTANCE RATES - NOT APPLICABLE, Seller with provide on-Site assistance to Customer as mutually agreed to without charge.

         ATTACHMENT D-6 TRAINING TERMS AND STANDARDS

         ATTACHMENT D-7 TRAINING PRICES - NOT APPLICABLE, Seller with provide training to Customer as mutually agreed to without charge.

         ATTACHMENT D-8 DISCLOSURE OF POTENTIAL OR ACTUAL DEFECTS




                                       *




                                     NOTICE

           CONFIDENTIAL - Not for use or disclosure outside of Verizon except with Verizon's written permission

                                    EXHIBIT E

                              ELECTRONIC PURCHASING

         ATTACHMENT E-1 ELECTRONIC DATA INTERFACE (EDI)

         ATTACHMENT E-2 E-PROCUREMENT ARIBA TRANSACTIONS - NOT APPLICABLE

         ATTACHMENT E-3 SELLER CIF REQUIREMENTS - NOT APPLICABLE

         ATTACHMENT E-4 SELLER PUNCHOUT REQUIREMENTS - NOT APPLICABLE



                                       *




                                                                               2

                                     NOTICE

           CONFIDENTIAL - Not for use or disclosure outside of Verizon except with Verizon's written permission

                                    EXHIBIT F

 Primary Seller Compliance with Minority, Woman-owned, Disabled and Vietnam era
                Veteran Business Enterprises (MWDVBE) Utilization

         ATTACHMENT F-1 MWDVBE CONTRACT COMPLIANCE


                    TII is currently a reporting participant.




                                                                               4

                                     NOTICE

           CONFIDENTIAL - Not for use or disclosure outside of Verizon except with Verizon's written permission

                                   EXHIBIT F

                           PRIMARY SUPPLIER COMMITMENT

           COMPLIANCE WITH MINORITY, WOMAN-OWNED, DISABLED AND VIETNAM
                        ERA VETERAN BUSINESS ENTERPRISES

                              (MWDVBE) UTILIZATION

1. SUPPLIER COMMITMENT.

The Primary Supplier (Seller) agrees to provide opportunities for Certified (1) Suppliers identified as Minority (2),Woman (3) -owned (4), Business Enterprises ("MWDVBE")(5), Disabled, Service Disabled and Vietnam Era Veteran (6) Business Enterprises ("DVBE"), (hereinafter "Diversified Suppliers") in accordance, at a minimum, with the terms and conditions of this Section.

2. PRIMARY SUPPLIER COMMITMENTS.

A. SUPPLIER DIVERSITY UTILIZATION PLAN.

The Primary Supplier must submit an approved Supplier Diversity Utilization Plan ("Plan") within sixty (60) days after execution of this Agreement, if not already supplied in the RFP response. The Plan must include a statement that the Primary Supplier will achieve MWDVBE and PC Percent Commitments specified in this section, and a commitment to report results utilizing the reporting method described below:

         CONTRACT SPECIFIC REPORTING.

         The Primary Supplier must relate MWDVBE expenditures to specific Verizon contracts and track them by using the Contract Specific method of reporting of the Prime Supplier MWDVBE Quarterly Report found on line at http://www.verizon.com/supplierdiversity. In this case, the Primary Supplier will also provide:

         (1) A list of the name(s) and address(s) of any Diverse Suppliers the Primary Supplier has identified to use in support of this Agreement,

         (2) A description of the products/services or scope of work to be performed by Diverse Suppliers and,

         (3) The percentage or volume of contract work to be performed by each such firm.

---------------------------
(1) Currently certified as MWDVBE by an authorized certifying body, such as NMSDC, WBENC, or other similar local, state, or federal certifying body, among others. (2) "Minority" is defined as a business of which at least 51% of the ownership and control is held by individuals who are members of a minority group, and of which at least 51% of the net profits accrue to members of a minority group. Such persons include, but are not limited to Black Americans, Hispanic Americans, Asian Pacific Americans, Native Americans; "Control" is defined as having overall fiscal/legal responsibility and exercising the power to make policy decisions; Asian Pacific Americans (persons with origins from Japan, China, the Philippines, Vietnam, Korea, Samoa, Guam, U.S. Trust Territory of the Pacific Islands (Republic of Palau), the Commonwealth of the Northern Mariana Islands, Laos, Cambodia (Kampuchea), Taiwan; Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Republic of the Marshall Islands, Federated States of Micronesia., Macao, Hong Kong, Fiji, Tonga, Kiribati, Tuvalu, or Nauru; Subcontinent Asian Americans (persons with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, the Maldives Islands or Nepal; and Native Americans (American Indians, Eskimos, Aleuts, and Native Hawaiians). Members of other groups designated by the U. S. Small Business Administration.

(3) "Women-owned" is defined as a business that is at least 51% owned and controlled by a woman or women. Such women's business enterprise shall further be classified as either minority or non-minority women-owned business, depending upon the greater portion of ownership; "Owned" is defined as at least 51% of the business or in the case of a publicly owned business, at least 51% of the stock is owned either by a minority or women; "Control" is defined as having overall fiscal/legal responsibility and exercising the power to make policy decisions.
(4) "Owned" is defined as at least 51% of the business or in the case of a publicly owned business, at least 51% of the stock owned either by a minority or women. Transfer of ownership or purchase of an existing business by a minority (or non-minority women) from a non-minority (or non-minority male), that remains actively involved in the operation of the business, does not qualify as a minority-owned or women-owned business. (5) A "minority business" or "women-owned business" may be an individual partnership, a joint venture or a corporation, other than an employee of a Verizon company.

(6) A business that is at least 51% owned and controlled by an owner or owners who are Veterans or Disabled Veterans who are veterans of the military, naval, or air service of the United States with a service-connected disability or who are disabled as defined by the Americans With Disabilities Act. This classification can also include agencies that employ 51% or more disabled persons.

                                 ATTACHMENT F-1
                                                                               1
                                     NOTICE

           CONFIDENTIAL - Not for use or disclosure outside of Verizon except with Verizon's written permission

         The  list  of  Diverse   Suppliers  by  the  Primary  Supplier  in  its
         (Contract-Specific) Suppler Diversity Utilization Plan form shall constitute:

         o A representation by the Primary Supplier to Verizon in regard to the Diverse Supplier(s) that: (a) it intends to use the firm for the work specified in the Supplier Diversity Utilization Plan; (b) on the basis of information known to it and after reasonable inquiry, it believes such Diverse Supplier(s) to be technically and financially qualified to perform the work specified, and that the firm is available to perform the work; and (c) the Diversified Supplier(s) identified is currently certified as MWDVBE by an authorized certifying body.

         o A commitment that the Primary Supplier will enter into a contract with each such Diverse Supplier (or approved substitutes) in accordance with its Supplier Diversity Utilization Plan. o A commitment by the Primary Supplier that it will not substitute a Diverse Supplier listed in its Supplier Diversity Utilization Plan without notifying Verizon. Unless the Primary Supplier has a reasonable belief that use of a designated Diverse Supplier will potentially cause personal injury or damage to property, or that such Diverse Supplier has engaged in illegal or unethical behavior, no substitution(s) of Diverse Supplier(s) designated on the Primary Supplier's Utilization Plan Form may be made without notifying Verizon in writing, citing the specific reason(s) for substitution.

B. PRIMARY SUPPLIER MWDVBE PERCENT COMMITMENT.

The Primary Supplier shall engage the services of certified Diversified Supplier(s) for an amount equivalent to at least "sixteen" percent (16%) of dollars spent under this Agreement in 2003, "seven-teen" percent (17%) in 2004 and 2005 and eight-teen percent (18%) in 2005 and thereafter in MWDVBE utilization under the Agreement ("MWDVBE Percent Commitment").

C. PRIMARY SUPPLIER COMPLIANCE; STANDARDS AND REMEDIES.

I. COMPLIANCE STANDARDS. Verizon has the right to determine compliance by the Primary Supplier with the Supplier Diversity Utilization Plan and the MWDVBE Percent Commitments (hereinafter collectively the "MWDVBE Commitments") established in this Section. Verizon may determine that the Primary Supplier is achieving its MWDVBE Commitments as set forth in this Section by examining reports received from the Primary Supplier, performing on-site inspections, conducting progress meetings regarding work required by the Agreement, contacting involved Diversified Supplier, or through other Verizon actions taken in the ordinary course of administering the Agreement.

II.  QUARTERLY  COMPLIANCE  REPORTS.  "Verizon Prime Supplier  MWDVBE  Quarterly
Reports",       shall       be       submitted       via       the       website
http://www.verizon.com/supplierdiversity by the Primary Supplier, as required by this agreement, no later than thirty (30) days following the end of each quarter. This document is intended to provide a reporting mechanism to monitor the Primary Supplier's progress in achieving its MWDVBE Commitments as set forth in this Section.

III. UPDATES. An annual update of the Primary Supplier's Supplier Diversity Utilization Plan will be required to ensure compliance with this Agreement's provision for continuous year over year improvement. IV. COMMITMENTS NOT ACHIEVED. In the event that the Primary Suppliers MWDVBE Commitments hereunder are not achieved and the Primary Supplier can not demonstrate to the reasonable satisfaction of Verizon that commercially reasonable efforts were made to accomplish such MWDVBE Commitments, such failure shall constitute an occasion of default and Verizon reserves the right and shall have the option to invoke the default and termination provisions of this Agreement. Verizon in addition to Article(s) of this Agreement pertaining to default and termination shall have all other rights and remedies available at law and in equity and under this Agreement. Verizon may also require that the Primary Supplier, upon request, submit additional documentation and information concerning the Primary Supplier's performance in achieving its MWDVBE Commitments and compliance with its Supplier Diversity Utilization Plan.

V. CURE PERIOD FOR COMMITMENTS NOT ACHIEVED. Should the Primary Supplier continue to fail in achieving the MWDVBE Commitments of this Agreement or any amendments thereto after having been given notice of such failure to meet its MWDVBE Commitments, and failing to cure such



                                 ATTACHMENT F-1
                                                                               2
                                     NOTICE

           CONFIDENTIAL - Not for use or disclosure outside of Verizon except with Verizon's written permission

Commitments within thirty (30) days of receiving such notice by achieving its requirements, the Primary Supplier shall be in default and no further cure shall be permitted.

VI. SUPPLIER REPORT CARD. In addition, the Primary Supplier's ability to achieve its MWDVBE Commitments shall reflect upon and shall contribute to the Primary Supplier's overall grade on the Supplier Report Card or other performance measurement(s).











                                 ATTACHMENT F-1
                                                                               3
                                     NOTICE

           CONFIDENTIAL - Not for use or disclosure outside of Verizon except with Verizon's written permission

                                    EXHIBIT G

        VERIZON LOGISTICS AND NETWORK SERVICES TRANSPORTATION AND ROUTING
                          INSTRUCTIONS AND REQUIREMENTS

         ATTACHMENT G-1 VERIZON SHIPPING INSTRUCTIONS - VERIZON LOGISTCS AND
                VERIZON NETWORK SERVICES

         ATTACHMENT G-2 VERIZON TRANSPORTATION ROUTING INSTRUCTION

         ATTACHMENT G-3 OCEAN CONTAINER PLANNING AND LOADING PROCEDURE -
                NOT APPLICABLE

         ATTACHMENT G-4 VERIZON - SUPPLIER ROUTING INSTRUCTIONS

         ATTACHMENT G-5 STATE TO STATE GRID



                                       *









                                    EXHIBITS

                                     NOTICE

           CONFIDENTIAL - Not for use or disclosure outside of Verizon except with Verizon's written permission

                                    EXHIBIT H

                  QUALITY STANDARDS, PROCEDURES AND COMPLAINTS

         ATTACHMENT H-1                 QUALITY STANDARDS AND PROCEDURES

         ATTACHMENT H-2                 TL9000







                                    EXHIBITS

                                     NOTICE

           CONFIDENTIAL - Not for use or disclosure outside of Verizon except with Verizon's written permission

                                    EXHIBIT H

                                 ATTACHMENT H-1

                  QUALITY STANDARDS, PROCEDURES AND COMPLAINTS

         1.1 QUALITY COMMITMENT Commitment to quality is a primary requirement of this Agreement and as used herein shall mean conformance to the terms, conditions and SPECIFICATIONS of this Agreement. Customer will assure continued Quality Improvement in the Products and Services purchased pursuant to this Agreement. Seller will demonstrate commitment to a Quality Improvement Process by providing:

         1. A published statement of its quality policy signed by an officer of the company;
         2. An established means of measuring and reporting customer satisfaction;
         3. A quality training and awareness program;
         4. A continuous Quality  Improvement  Process;
         5. An established means of monitoring conformance to requirements for Products and Services; and
         6. An established Product Quality Inspection Program.

         1.2 QUALITY SYSTEM Seller shall document, implement and maintain a quality control, assurance and improvement system which assures that the System(s), Product(s) and Services provided to Customer meet all performance standards and requirements, and perform in accordance with Specifications, including, but not limited to those contained in APPENDIX A hereof, entitled "Quality, Reliability and Engineering Specifications," together with the following: TL 9000 Quality Management System Requirements, Book 1 Release 3.0, and TL 9000 Quality Management System Measurements, Book 2, Release 3.0. Seller shall be in compliance with all updates to such performance standards and requirements, including all those listed in this Article hereof, entitled QUALITY, STANDARDS, PROCEDURES, AND COMPLAINTS or in any appendix attached hereto, or as currently denominated by the QuEST Forum, Telcordia or Verizon.

         Seller agrees to allow Customer or Customer's Agent to conduct periodic on-site reviews at Seller's Hardware manufacturing and Software development facility(s) to verify compliance with Specifications. Seller also agrees to develop corrective action plans for any quality system deficiencies that may be detected during these periodic on-site reviews, and submit such plans to the Customer or Customer's agent within thirty (30) days after the review. Further, Seller agrees to implement these corrective action plans within six (6) months after the review.

         1.3 QUALITY PERFORMANCE REPORTING SELLER agrees to provide, at no cost to Customer, data reports, upon request by Customer, which demonstrate the performance of the Seller's Product while in development, manufacture and service, and the adherence of the Seller's Product to the Specifications. Requirements for collecting, calculating and reporting data are defined in documents listed in APPENDIX A hereof-entitled QUALITY, RELIABILITY AND ENGINEERING SPECIFICATIONS.

         All required reports and data shall be delivered to Customer's Seller Quality Management Organization at:


                            EXHIBIT H ATTACHMENT H-1

                                     NOTICE

           CONFIDENTIAL - Not for use or disclosure outside of Verizon except with Verizon's written permission

         Specialist Supply Chain Services
         Quality Management
         Verizon Corporate Sourcing
         700 Hidden Ridge

         Irving, TX  75038

         And to Customer's Sourcing Process Organization at:

         Sr. Sourcing Process Leader
         Verizon Corporate Sourcing
         700 Hidden Ridge
         Irving, TX  75038

         Seller agrees to render other periodic reports for service affecting conditions or other conditions that affect the operations and administrative procedures of Customer of its AFFILIATES, or as otherwise requested by Customer of Its AFFILIATES. All provided information shall be proprietary to Customer.

         1.4 SOURCE INSPECTION Source Inspection means that Customer shall have the right to conduct due diligence inspection and testing at the Seller's, and any of its subcontractors, facilities at any point(s) or on a continuing basis as Customer may deem appropriate. Source Inspection applies to all Products. Source Inspection shall be performed by a Customer's representative. When requested, Seller will furnish Customer full access to its facilities and those of its subcontractors. Seller will provide Appropriate Documentation To Demonstrate That the Product Does Conform to All SPECIFICATIONS, and the Seller's projected failure rate, along with the test data that substantiates the conformance of Product prior to shipment. Should Customer give Seller written notice that it requires source inspection of Product prior to shipment, Seller shall notify Customer when the Product is ready for inspection and Customer or its agent shall be given reasonable opportunity to inspect the Product at any time prior to shipment under agreed upon Quality Program Specifications listed in APPENDIX A hereof entitled QUALITY, RELIABILITY AND ENGINEERING SPECIFICATIONS. Inspection or failure to inspect on any occasion shall not affect Customer's rights under Article 14 hereof, entitled WARRANTY or any other provisions of this Agreement.

         Seller shall make available at no additional cost to Customer, such production testing facilities, labor, data, specifications, procedures and such other documents, and assistance as necessary for Customer or its agent to perform inspection, as indicated in APPENDIX A hereof-entitled QUALITY, RELIABILITY AND ENGINEERING SPECIFICATIONS. In addition, Seller shall make available to Customer or its agent at no additional charge, data obtained through Seller's normal routines, which show results of Seller's inspection, tests and audits of Product as specified in the Quality Program Specifications. Such data shall be sufficient to demonstrate that the Product meets all quality and reliability requirements.

         Where Customer's Seller Quality Management finds received Products do not meet Specifications, the cost of inspection and testing, replacement and shipping shall be incurred by the Seller.


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


         Customer reserves the right to have the Seller inspect and test 100% of their Product at their cost in cases where Product does not meet SPECIFICATIONS.

         1.5 PRODUCT TESTING All Product shipped to Purhaser shall receive Seller testing to demonstrate functionality, quality and reliability. The Seller's test environment shall emulate or simulate the Customer's actual Product application/usage conditions as identified in the Specifications. Seller's testing shall be of a sufficient magnitude and duration to demonstrate full Product feature functionality in accordance with Specifications. If Seller's quality level for this final test stage does not conform to the Specifications, then Seller shall notify Customer immediately of such no-conformance before Product shipment, and Customer will advise Seller as to the disposition of this Product (accept or not accept).

         1.6 QUALITY SURVEILLANCE Seller agrees to quality system surveillance activities through Customer or its agent designated by Customer to demonstrate that that the quality system is achieving results consistent with product quality, engineering and reliability requirements. The scope and frequency of these surveillance activities will be based on the Seller achieving and maintaining consistent and stable quality and reliability results.

         1.7 TECHNICAL ANALYSIS If the parties agree to pursue technical analysis activities with third parties, Seller agrees to fund Product technical analysis activities that may be required by Customer to deploy the Product, in the Customer's NETWORK through Customer's or its agent's program or through test laboratories approved by Customer or its agent. Customer may request Product technical analysis activities in instances where the Seller cannot provide sufficient validation of Product performance, quality and reliability.

      1.8       COMPLAINTS

                  1.8.1 ENGINEERING COMPLAINTS The Seller shall handle all Engineering Complaints (EC) submitted by Customer in accordance with GR230, Issue 2, as modified below, together with such further and additional requirements set forth in APPENDIX A hereof entitled Quality, Reliability and Engineering Specifications.

        a) Verizon recognizes (Section 2.1.R2-1, Applicable Use of

        Engineering Complaints; Section 2.2. CR-2, Emergency or Special Handling; Section 2.3.R2-3 Non-Applicable Uses of Engineering
        Complaints: and Section 2.5.3. R2-9 EC Confirmation Report-EO-150) as guidelines and typical examples, "NOT" as requirements or objectives:

        b) Verizon "DOES NOT" recognize (Section 2.5.4.R2-11, EC Interim Report-EO-151) the Seller shall notify Verizon of a proposed Action Plan for the Complaint within 15 days of receipt.

In addition the following requirements shall be adhered to:

         In the event that a Customer's Engineering Complaint (EC) is marked "SERVICE EMERGENCY," then Seller agrees to exert effort that goes beyond that which is customarily provided to resolve the EC. Such effort will be consistent with the level of effort the Seller will furnish to support Customer and its AFFILIATES under Exhibit D, Warranty and Product Support and Section 22 (c), entitled EXTRAORDINARY SUPPORT.


                            EXHIBIT H ATTACHMENT H-1

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

         Upon receipt of Customer's EC identified as a fire or safety hazard, Seller agrees to acknowledge receipt of such EC and to respond within twenty-four (24) hours. This response shall include the proposed remedy or proposed corrective action to resolve the stated problem, or the date when the accepted solution will be completed.

         In the event the Seller anticipates that the proposed solution to the EC will exceed thirty (30) days, and then Seller shall, once every two weeks, issue an Interim Report to Customer, reporting actions taken and progress made during the reporting period. In addition, such reports will indicate the date by which Seller anticipates that the ongoing EC study will be successfully concluded.

         Seller shall create and maintain a tracking system that records and summarizes all events surrounding any EC submitted by Customer. Seller shall also provide Customer with on-going reports at monthly intervals as to what manifested the EC, what remedial actions were made by Seller as a result of the Complaint and what was the result of those remedial actions. The overall progress and performance results shall be reviewed by Customer and Seller to evaluate the overall quality of the process.

         Upon Acceptance of Seller's resolution by Customer, Seller shall implement necessary changes within thirty (30) days.

         In the event an EC causes Customer to incur additional costs, Seller shall be responsible to reimburse Customer and/or its Affiliate for such costs. Customer shall substantiate such costs and submit to Seller a claim. for such costs. Seller shall pay such claim within thirty (30) days after resolution of the EC upon which the claim is based. In the event Seller fails to pay such claim, Seller shall compensate Customer in accordance with Exhibit I, entitled PERFORMANCE COMPENSATION PAYMENTS.

         If Customer or its Affiliate disagree with Seller on the implementation schedule and/or resolution of Complaint, Customer or its Affiliate shall have the right to escalate the matter for review on the implementation schedule, validity of the complaint, and/or resolution to higher management in accordance with Section 32 hereof, entitled DISPUTE RESOLUTION.

                  1.8.2 SELLER QUALITY COMPLAINTS In the event Customer determines that Product furnished hereunder does not perform in a satisfactory manner or is unsatisfactory in other respects, Customer may issue a Seller Quality Complaint (SQC) in writing to notify Seller. Seller shall provide an acknowledgment to Customer within ten (10) days of receipt. Within twenty (20) days the Seller shall provide a final report specifying, as required, the change in design, manufacturing process or installation and/or engineering instructions required to address Customer's SQC. The report will include the root cause of the SQC, condition and a plan for immediate corrective action to correct the SQC, and a long-term plan to ensure continued quality Products are provided.

         Nothing herein shall obviate Seller's obligations (including but not limited to the following EXHIBITS and/or Sections of this Agreement regarding warranty, repair and replacement): EXHIBIT K-2 STANDARDIZATION hereof, Exhibit K-1, Part B, Section 1 entitled CHANGES TO HARDWARE OR SOFTWARE/PRODUCT CHANGE NOTICES (PCNs), and EXHIBIT D PURCHASE FOR INTERNAL USE, LICENSE WARRANTY AND PRODUCT SUPPORT.


                            EXHIBIT H ATTACHMENT H-1

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                    except with Verizon's written permission

         Customer's  points  of  contact  for  all  complaint   information  and
correspondence shall be:

                           Specialist Supply Chain Services
                           Quality Management
                           Verizon Corporate Sourcing
                           700 Hidden Ridge
                           Irving, TX  75038

         and:

                           Sr. Sourcing Process Leader
                           Verizon Corporate Sourcing
                           700 Hidden Ridge
                           Irving, TX  75038

         1.9 E-REPORT CARDS (ERC) e-Report Cards may be used as a means of measuring the Seller's overall performance to ensure the Seller is in compliance with established performance levels. Seller shall be responsible for reporting performance data in accordance with specific metrics to be developed for the applicable product/service. Grades will be assigned to assess the Seller's performance via the eRC process, and the Seller shall be required to meet a grade of "B" or above.

Within an agreed upon timeframe after the execution of this Agreement, the Customer may implement the eRC process utilizing Seller's product performance data.

For any elements of the eRC that are below a grade of "B", the Seller shall be required to develop a written Corrective Action Plan, within a specified timeframe as stated by the Customer. If within a mutually agreed upon timeframe, the Corrective Action Plan has not led to an acceptable improvement of the said elements (to a grade of "B" or above), then the Customer may exercise remedies as set forth in this Agreement.

If, based upon the monthly data collected for the Customer's eRC process, the Seller fails to maintain a total grade of "B" or above for three (3) consecutive months, the Customer may, in addition to other rights under this Agreement, terminate such as specified in the TERMINATION FOR CAUSE provision of this Agreement. The Customer's right to terminate this Agreement for Cause are not precluded by the Customer's delay in exercising its rights under this Agreement.

         1.10 CONTINUOUS QUALITY IMPROVEMENT PLAN Seller shall have a written plan for continuously assessing and improving the quality and reliability of Product. Seller's Quality Improvement Plan (QIP) shall incorporate and use a well defined and written set of metrics, approved by Customer's Seller Quality Leader (SQL). This plan will assess internal development data and field performance data used to improve Seller's performance. Metric collection, analysis and reporting should be conducted on a continual basis. Both file performance and in-process data shall be utilized.

         All information, including, but is not limited to, plans, procedures and results, in Seller's QIP shall be made available for monthly review.


                            EXHIBIT H ATTACHMENT H-1

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                    except with Verizon's written permission

                                   APPENDIX A

               QUALITY, RELIABILITY AND ENGINEERING SPECIFICATIONS

Seller shall be expected to comply with the most current issue of the documents below that apply.

"TL 9000 Quality Management System - Requirements Handbook, Release 3.0 and TL 9000 Quality Management System Measurements, Release 3.0"

Copies may be ordered through the American Society for Quality by calling (800) 248-1946. Additional information on TL 9000 may be found on the QUEST Forum web site at www.questforum.org.

Information and ordering  instructions for the technical references below may be
obtained  by  contacting   Telcordia   Technologies  at  the  following  number:
1-800-521-2673 (current charges apply).

*

                              TECHNICAL REFERENCES
                              --------------------

Number                    Date       Title
TL 9000                   3/01       TL 9000 Quality Management System - Requirements Handbook, Release 3.0
TL 9000                   3/01       TL 9000 Quality Management System Measurements Handbook, Release 3.0
GR-63                     10/95      Network Equipment - Building System (NEBS) Requirements: Physical Protection
GR-78                     09/97      Generic Requirements for the Physical Design and Manufacture of Telecommunications
                                     Products and Equipment

GR-209                    09/98      Requirements for Product Change Notices
GR-230                    12/97      Requirements for Engineering Complaints
GR-282                    Rev 1      Software Reliability And Quality Acceptance Criteria (SRQAC), A Module Of RQGR,
                          12/97      FR-796

GR-383                    10/00      COMMON LANGUAGE(R) Equipment Codes (CLEITM Codes) - Generic Requirements for Bar Code
                                     Labels

GR-485                    02/01      Common Language(R) Equipment Codes (CLEITM Codes)- Generic Requirements for Processes
                                     and Guidelines
GR-929                    12/00      Reliability and Quality Measurements for Telecommunications Systems RQMS-Wire
                                     line), A Module of RQMS, FR-929 and RQGR, FR-796
GR-1089                   12/97      Electromagnetic Compatibility and Electrical Safety Generic Criteria for Network
                                     Telecommunications Equipment
GR-1315                   12/97      In-Process Quality Metrics (IPQM)
GR-1421                   06/96      Generic Requirements for ESD Protective Circuit Packet Containers
SR-NWT-2759               01/95      A View of Packaging, Palletization and Marking Requirements


SR-332                    05/01      Reliability Prediction Procedure for Electronic Equipment
TR-NWT-000357             10/93      Generic Requirements for Assuring Reliability of Components Used in
                                     Telecommunications Equipment

TR-NWT-000418             12/97      Generic Reliability Assurance Requirements For Fiber Optic Transport Systems A
                                     Module Of RQGR, FR-796
Replaced; (Now)

GR-418

TR-NWT-000840             06/00      Supplier Support Generic Requirements (SSGR), A Module of LSSGR, FR-64; OTGR,
                                     FR-439; and TSGR, FR-440
Replaced; (Now)

GR-840

TR-NWT-000870             02/91      Electrostatic Discharge Control in the Manufacture of Telecommunications Equipment










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


                                    EXHIBIT H

                                 ATTACHMENT H-2

                              TL 9000 REQUIREMENTS

                     (REPRESENTATION AND WARRANTY LANGUAGE)

         QUALITY SYSTEM WARRANTY:

         A.  TL 9000 REPRESENTATION AND WARRANTY

                  1. As used in this Section, the term:

(a)      "TL 9000 Registration" is a certification of TL 9000 Compliance and indicates the successful completion of a Registration Audit by a TL 9000 Registrar, including the receipt of a TL 9000 Certificate. TL 9000 Registration (i) may apply to the quality management system for Hardware, Software, Services, and/or Documentation or any combination thereof and (ii) may cover an entire company, a business unit, facility or a limited, defined product line as mutually agreed by Seller and the Registrar. The scope of TL 9000 Registration will be clearly defined within the TL 9000 Certificate. TL 9000 Registration lasts for 3 years, covers 100% of the scope of the entity being registered (i.e., company, organizational unit, facility or limited, defined product line) and the TL 9000Quality Management System Requirements.

(b) "TL 9000 Certificate" defines the scope of TL 9000 Registration and certifies that Seller's applicable quality management system is TL 9000 Compliant and has successfully completed a TL 9000 Registration Audit by a TL 9000 Registrar.

(c) "TL 9000 Registration Audit" means a planned, independent and documented assessment of a Seller's quality management system that is performed by a TL 9000 Registrar to determine TL 9000 Compliance of such system.

(d)               "TL 9000  Registrar"  means an  organization  that  meets  the requirements established by the Quality Excellence for Suppliers of Telecommunications Leadership Forum ("QuEST Forum") and affirmed by the accreditation body for the purpose of administering the TL 9000 Registration process. Registrars perform TL 9000 Registration Audits under a contractual arrangement with the Seller (the "Registration Contract"). Registrars are responsible for verifying that a contracting Seller has implemented a quality management system that complies with TL 9000 Requirements for as long as the Registration Contract is in effect.

(e) "TL 9000 Quality Management System Requirements," referred to herein as "TL 9000 Requirements," mean the telecommunications quality system requirements that are common to the design, development, production, delivery,



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


                  installation and maintenance of hardware, software and/or services established by the QuEST Forum. In addition to common quality requirements, the QuEST Forum has also established separate quality system requirements that are specific to hardware, software and services, respectively, as part of the TL 9000 Requirements. TL Requirements also include such Requirements as updated or amended from time to time by the QuEST Forum.

(f) "TL 9000 Compliant" or "TL 9000 Compliance" means that Seller's applicable quality management system fully meets the TL 9000 Requirements as documented by the receipt of either:
                  (i) TL 9000 Certificate; or (ii)TL 9000 Compliance Statement as such terms are defined herein.

(g) "TL 9000 Compliance Statement" is an affirmative indication in writing that Seller's quality management system has met the TL 9000 Requirements from any quality auditor who is independent of Seller, is certified to perform TL 9000 audits and is not a TL 9000 Registrar ("Quality Auditor").

(h) "TL 9000 Product Category Table" means the auditable TL 9000 Requirements (which are referred to herein as the TL 9000 Quality System Measurements) as published in TL 9000 Quality Management System - Measurements Handbook by the QuEST Forum.

                  *

                  2. (a) Seller represents, warrants and agrees that within one year from execution of this Agreement, or sooner if possible, it will use commercially reasonable efforts to ensure that the processes it utilizes to produce Hardware, Software, Services, and/or Documentation or any combination thereof under this Agreement will be under quality management system(s) that shall have undergone TL 9000 Registration. Seller shall maintain its TL 9000 Registration for the term of this Agreement. Seller shall provide Customer written documentation of its TL 9000 Registration, consisting of copies of Seller's TL 9000 Certificate(s) within thirty (30) days from the date of issuance of such written documentation of TL 9000 Registration.

                  (b) If Seller has not provided documented evidence of its TL 9000 Registration, i.e., the TL 9000 Certificate, within one year, or sooner if possible, from the execution of this Agreement, then, Seller shall provide Customer upon Customer's request and at no additional charge, the following for each of Seller's quality management systems described above that have not achieved TL 9000 Registration:


                            EXHIBIT H ATTACHMENT H-2

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


         o A TL 9000 quality plan that conforms to the most current versions of (i) the TL 9000 Requirements and (ii) the TL 9000 Quality System Measurements.

         o The elements to be detailed in such quality plan shall include (at minimum): (i) a schedule for achieving TL 9000 Registration; and (ii) designation of Seller's quality representative and of the Seller senior executive with quality responsibility.

(c) Seller shall provide Customer upon Customer's request or on the reporting basis stated herein and at no additional charge, the following information for each of Seller's quality management systems described above whether such systems have achieved TL 9000 Registration or not:

         (i) TL 9000 Registration Audit results, if any;
         (ii) Quality management system review goals and objectives on an annual basis; and
         (iii) the TL 9000 Registration Audit results for any business unit that has achieved TL 9000 Registration and received the TL 9000 Certificate.

(d) Prior to achievement of TL 9000 Registration, Customer and Seller will mutually agree on the format for delivery of quality performance measurements. Seller shall provide Customer with these measurements for each of Seller's quality management systems described above, which shall be submitted on a quarterly basis (within 20 working days after the end of each quarter

       (e) After the achievement of TL 9000 Registration, Seller shall provide Customer with quality performance measurements for each of Seller's quality management systems described above. These measurements shall be submitted on a quarterly basis in conformance with the TL 9000 Quality System Measurements, including the TL 9000 Product Category Table, as required by TL 9000 Registration.

3. If Seller allows its TL 9000 Registration to lapse or if Seller is not compliant with the most current TL 9000 Requirements, Seller agrees to allow Customer or Customer's agent to conduct periodic on-site reviews at Seller's Hardware production/Software development facility(s) to verify compliance with TL 9000 Requirements or any such other industry-wide quality requirements that replaced TL 9000. Seller also agrees to develop corrective action plans for any of its quality systems that fail to comply with TL 9000 Requirements, or any such other industry-wide quality requirements that replaced TL 9000, that may be detected during these periodic on-site reviews, and submit such plans in writing to the Customer or Customer's agent for Customer's agreement within thirty (30) days after any such on-site review. Further, Seller agrees to implement these corrective action plans within a time frame as agreed to by Customer within such corrective action plan.


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


         B.  ORDER OF PRECEDENCE

         In the event of conflict between the TL 9000 Representation and Warranty and any corresponding term of this Agreement, the terms of TL 9000 Representation and Warranty will take precedence.

         C.  SUBCONTRACTORS

         Seller  represents,  warrants  and  agrees  that  within  180 days from execution of this Agreement, or sooner if possible, it will use commercially reasonable efforts to ensure that the processes utilized by each of its subcontractors, if any, to produce component part(s) of the Hardware, Software, Services, and/or Documentation or any combination thereof provided under this Agreement will all be under quality management systems that are mutually agreeable to the parties. Seller shall monitor and audit such quality management systems and share the results of such monitoring and auditing with Customer on a quarterly basis to the extent such reporting would be allowed by the applicable subcontracts and in a format and on a reporting basis as are mutually agreed to by the parties.

         At such time that the TL 9000 Requirements for subcontractors have been established, Seller shall assure that each of its subcontractors that produce component part(s) of the Hardware, Software, Services, and/or Documentation or any combination thereof provided under this Agreement is performing under a quality management system that is TL 9000 Compliant and shall provide to Customer on a quarterly basis: (1) such measurements regarding the quality systems of subcontractors as is mandated by the TL 9000 Requirements; (2) an identification of key subcontractors, their respective TL 9000 Compliance status and schedule for achieving TL 9000 Compliance; and (3) the designation of Seller's subcontractors' quality representative.

         D. TERM OF TL 9000 REPRESENTATIONS AND WARRANTIES

         The representations, warranties and remedies set forth in this Section:
         (a) shall be in effect for the Term of this Agreement; and (b) are in addition to any other rights or remedies available to Customer under this Agreement or otherwise at law or equity. Notwithstanding anything to the contrary herein, the TL 9000 Registration Audit results, any information required to be disclosed under this Section, and the TL 9000 Certificate provided by Seller under this Section shall not be deemed proprietary to Seller.


                            EXHIBIT H ATTACHMENT H-2

                                     NOTICE

           CONFIDENTIAL - Not for use or disclosure outside of Verizon except with Verizon's written permission

                                    EXHIBIT I

           PERFORMANCE COMPENSATION PAYMENTS PRODUCT AVAILABILITY AND

                              PERFORMANCE REMEDIES


                                       *






                                    EXHIBIT I

                                     NOTICE

           CONFIDENTIAL - Not for use or disclosure outside of Verizon except with Verizon's written permission

                                    EXHIBIT J

        BILLING VERIFICATION & AUTHORIZATION FOR PAYMENT PROCESS (BVAPP)

                                 NOT APPLICABLE









                                   EXHIBITS 10

                                     NOTICE

            CONFIDENTIAL - Not for use or disclosure outside Verizon
                          except by written agreement

                                    EXHIBIT K

                   ATTACHMENT K-1 STANDARDIZATION VERIZON EAST

                   ATTACHMENT K-2 STANDARDIZATION VERIZON WEST



                                       *







                                   EXHIBITS 11

                                     NOTICE

            CONFIDENTIAL - Not for use or disclosure outside Verizon
                    except with Verizon's written permission